UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mangoceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

17130 N. Dallas Parkway, Suite 240
Dallas, Texas 75248

[●], 2026

To Our Stockholders:

The Board of Directors (“Board”) and officers of Mangoceuticals, Inc., a Texas corporation (the “Company”), join us in extending to you a cordial invitation to attend our combined 2025/2026 Annual Meeting of our stockholders, which we refer to as the “Annual Meeting” or the “Meeting”, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Wednesday, December 30, 2026
Time:	12 p.m. Central Time
Meeting Site:	17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248

The Notice of combined 2025 and 2026 Annual Meeting and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), is also available at www.cleartrustonline.com/mgrx. Stockholders may also request a copy of the proxy statement and the 2025 Annual Report by contacting our main office at (214) 242-9619.

These materials were first sent or given to stockholders on or about [●], 2026. In connection with the Annual Meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, we urge you to read the proxy statement (and any documents attached hereto) and consider such information carefully before voting. The attached Notice of Annual Meeting and the Proxy Statement describe the business to be considered and acted upon by the stockholders at the Annual Meeting. Please review these materials and vote your shares.

Your vote is very important. Even if you plan to attend the Annual Meeting, if you are a holder of record of voting stock please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the Annual Meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

Our Board of Directors encourages your participation in Mangoceuticals, Inc.’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Notice of Meeting and the proxy statement.

We look forward to seeing you on Wednesday, December 30, 2026. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Jacob D. Cohen
Jacob D. Cohen
Chairman

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 30, 2026.

Our proxy statement is available at the following cookies-free website that can be accessed anonymously: www.cleartrustonline.com/mgrx. Stockholders may also vote prior to the meeting at www.cleartrustonline.com/mgrx.

Mangoceuticals, Inc.
17130 N. Dallas Parkway, Suite 240
Dallas, Texas 75248

NOTICE OF COMBINED 2025 AND 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, DECEMBER 30, 2026

To the Stockholders of Mangoceuticals, Inc.:

We are pleased to provide you notice of, and to invite you to attend, the combined 2025 and 2026 Annual Meeting of the stockholders of Mangoceuticals, Inc., a Texas corporation (“Mangoceuticals”, the “Company”, “we” and “us”), which will be held on Wednesday, December 30, 2026, at 12 p.m., Central Time at 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248 (subject to postponement(s) or adjournment(s) thereof), which we refer to as the “Annual Meeting”, or the “Meeting”. We did not hold an annual meeting last year and as such we are holding a combined 2025/2026 annual meeting this year. The Annual Meeting is being held for the following purposes:

1.	To elect four members to the Board of Directors (the “Board”) of the Company each to serve a term of one year and until their respective successors have been elected and qualified, or until such director’s resignation or removal. The Board has nominated for re-election the following incumbent directors: Jacob D. Cohen, Lorraine D’Alessio, Alex P. Hamilton and Dr. Kenny Myers.

2.	To approve an amendment to the Company’s Certificate of Formation, as amended to approve a reverse stock split of the Company’s outstanding common stock. The Board of Directors recommends that you grant discretionary authority to the Company’s Board of Directors to (A) approve an amendment to our Certificate of Formation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-two to one-for-twenty-five inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 30, 2027; and (B) determine whether to arrange for the disposition of fractional interests by stockholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholder to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number (the “Reverse Split Proposal”).

3.	To approve the adoption of the Third Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan. Stockholders are being asked to approve and ratify, and the Board of Directors recommends that you approve and ratify, the Third Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan (the “Equity Plan Proposal”).

4.	To ratify the appointment of Turner, Stone & Company, L.L.P., an independent registered public accounting firm, as the Company’s independent auditors for the fiscal years ending December 31, 2025 and 2026. The Board of Directors recommends that you approve and ratify the appointment of Turner, Stone & Company, L.L.P. as the Company’s independent auditors for the fiscal years ending December 31, 2025 and 2026 (the “Auditor Proposal”).

5.	To approve the adjournment of the Annual Meeting, if necessary. Stockholders are being asked to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve proposal 2 through 4 discussed above (the “Adjournment Proposal”).

6.	Other Business. To transact such other business as may properly come before the annual meeting.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” PROPOSALS TWO, THREE, FOUR, AND FIVE.

No proposal is contingent on the approval of any other proposal disclosed above.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the Annual Meeting. Our Board of Directors has fixed the close of business on November 12, 2026, as the record date for determining those stockholders entitled to vote at the Annual Meeting and any adjournment or postponement thereof. Accordingly, only common stockholders and holders of our Series B Convertible Preferred Stock (“Series B Preferred Stock”) and 6% Series C Convertible Preferred Stock (the “Series C Preferred Stock”) of record at the close of business on that date are entitled to notice of, and only our common stockholders are eligible to vote at, the Annual Meeting.

We cordially invite you to attend the Annual Meeting. However, to ensure your representation at the Annual Meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement and our 2025 Annual Report on Form 10-K (the “2025 Annual Report”), notice of the availability of which is first being mailed to stockholders on or about [Mailing Date], 2026, are also available at www.cleartrustonline.com/mgrx. Stockholders may also request a copy of the proxy statement by contacting our main office at (214) 242-9619.

Even if you plan to attend the Annual Meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

If you have any questions or require any assistance with voting your shares, please contact our proxy agent, ClearTrust, LLC at 1-813-235-4490.

By Order of the Board of Directors:

/s/ Jacob D. Cohen
Jacob D. Cohen
Chairman

Dallas, Texas
[Mailing Date], 2026

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

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PROPOSAL 2 AMENDMENT TO CERTIFICATE OF FORMATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT	46

General	46
Purpose	46
Accounting Matters	48
Risks of the Proposed Reverse Stock Split	49
Principal Effects of the Reverse Stock Split	50
Fractional Shares	53
Determination of the Reverse Stock Split Ratio	54
Potential Consequences if the Reverse Split Proposal is Not Approved	55
Effective Date and Time of the Reverse Stock Split	55
No Dissenters’ Rights	55
Certain United States Federal Income Tax Consequences	55
Consequences to United States holders of the Reverse Stock Split — Generally.	57
Exchange of Stock Certificates	58
Book-Entry Shares	59
Right to Abandon Proposal	59
Interests of Directors and Executive Officers	59
Vote Required	59
Board Recommendation	59

PROPOSAL 3 ADOPTION OF THE THIRD AMENDMENT TO THE Mangoceuticals, Inc. 2022 EQUITY INCENTIVE PLAN	60

General	60
The Amendment will increase the shares available for equity awards following the Reverse Stock Split and may result in substantial dilution to existing stockholders	61
Background and Purpose of the Amended Plan	61
Current Overview of Outstanding Equity Information	62
Summary of the Material Terms of the Amended Plan	63
Vote Required	71
Board Recommendation	71

PROPOSAL 4 RATIFICATION OF APPOINTMENT OF AUDITORS	72

General	72
Audit Fees	72
Pre-Approval Policies	72
Vote Required	72
Board Recommendation	72

PROPOSAL 5 ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES	73

General	73
Vote Required	73
Board Recommendation	73

OTHER MATTERS	74

Proposals for 2027 Annual Meeting of Stockholders and 2027 Proxy Materials	74
Proxy Statement Proposals	74
Other Proposals and Nominations	74
Annual Report	74
Additional Filings	75
Other Matters to be Presented at the Annual Meeting	75
Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:	75
Company Contact Information	75

WHERE YOU CAN FIND MORE INFORMATION; INCORPORATION OF INFORMATION BY REFERENCE	75

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Appendixes

A	-	Certificate of Amendment to Certificate of Formation to affect a Reverse Stock Split of the Company’s Outstanding Common Stock (see Proposal 2).

B	-	Third Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan (see Proposal 3).

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PROXY STATEMENT
FOR 2025 AND 2026 COMBINED ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Mangoceuticals, Inc. (“we,” “us”, “our” or the “Company”) has made these materials available to you or delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our combined 2025/2026 Annual Meeting of stockholders, which we refer to as our Annual Meeting, or the “Meeting”, to be held on Wednesday, December 30, 2026 at 12 p.m., Central time at 17130 Dallas Parkway, Suite 240, Dallas, Texas 75248, and at any postponement(s) or adjournment(s) thereof.

These materials were first sent or given to stockholders on or about [Mailing Date], 2026. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process and certain other required information. If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the Annual Meeting.

Time, Date and Place

The Annual Meeting will be held on Wednesday, December 30, 2026 at 12 P.M. Central time at 17130 Dallas Parkway, Suite 240, Dallas, Texas 75248, subject to any postponement(s) or adjournment(s) thereof.

Combined 2025/2026 Annual Meeting

We did not hold an Annual Meeting in 2025 and as such we have determined to combine our 2025 and 2026 annual meetings.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock and preferred stock, or their authorized representatives, at the close of business on the Record Date, and the Company’s guests. Accordingly, only common stockholders and holders of our Series B Convertible Preferred Stock (“Series B Preferred Stock”) and 6% Series C Convertible Preferred Stock (the “Series C Preferred Stock”) of record at the close of business on that date are entitled to notice of, and only our common stockholders are eligible to vote at, the Annual Meeting.

Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you or your authorized representative plan to attend the Annual Meeting, you or your authorized representative must present proof of your ownership of our common stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock or preferred stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

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Conduct at the Meeting

The Chairperson of the Meeting has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairperson of the Meeting may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a common stockholder of record as of the close of business on November 12, 2026 (the “Record Date”).

At the close of business on the Record Date, there were [●] shares of common stock issued and outstanding. The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of [●] total voting shares as of the Record Date. We also have outstanding [●] shares of Series B Preferred Stock and 980,000 shares of Series C Preferred Stock, which have no voting rights in connection with the proposals to be voted on at the Annual Meeting.

If your proxy is properly executed and received by us in time to be voted at our Annual Meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “for all” for proposal one and “for” proposals two, three, four and five.

The only matters that we expect to be presented at our Annual Meeting are set forth in the notice of Annual Meeting. If any other matters properly come before our Annual Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a common stockholder of record, there are four ways to vote:

●	At the Annual Meeting. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

The question of whether your broker or nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

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For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal in the absence of your instruction. For a proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the shares will be treated as broker non-votes. “Broker non-votes” occur when a broker or other nominee submits a proxy to vote on at least one “routine” proposal and indicates that it does not have, or is not exercising, voting authority on matters deemed “non-routine.” Broker non-votes will not be counted as having been voted on the applicable proposal. Therefore, if you are a beneficial owner and want to ensure that shares you beneficially own are voted in favor or against any or all of the proposals in this proxy statement, the only way you can do so is to give your broker or nominee specific instructions as to how the shares are to be voted. Under the applicable rules governing such brokers. If there are no broker non-votes and if you do not provide voting instructions to your broker, bank or other nominee, your shares will not count towards achieving a quorum.

A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

The presence of a stockholder at our Annual Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the Annual Meeting to the Corporate Secretary, Mangoceuticals, Inc., 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our Annual Meeting or by submitting a later dated proxy by the Internet or telephone prior to the Annual Meeting; or

●	attending our Annual Meeting and voting in person.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Election of four directors.	Plurality of Votes Cast	No
2	To approve an amendment to the Company’s Certificate of Formation, as amended to approve a reverse stock split of the Company’s outstanding common stock.	Affirmative vote of a majority of the shares entitled to vote at the Annual Meeting	Yes
3	To approve the adoption of the Third Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan.	Affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter	No
4	To ratify the appointment of Turner, Stone & Company, L.L.P., an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2025 and 2026.	Affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter	Yes
5	To approve the adjournment of the Annual Meeting, if necessary.	Affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter	No

* See also “Quorum”, below.

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For Proposal 1, the four nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve for a term of one year and until their successors are duly elected and qualified, unless the elected director is removed or resigns earlier. This means that the director nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non-votes will not be counted towards any director nominee’s achievement of a plurality and will not affect the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

Approval of Proposal 2 requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

Approval of Proposals 3, 4 and 5 require the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, provided that a quorum exists at the Annual Meeting. Votes cast “against” Proposals 3, 4 and 5 will count against the approval of the proposals. Abstentions and broker non-votes will not be counted as votes cast, but will be counted as shares present in person or represented by proxy at the meeting and entitled to vote thereon, and will therefore have no effect on such proposals. Broker non-votes will not be counted as votes cast, and are not entitled to vote on proposals where stockholders have not provided discretionary authority, and as such will have no effect on these proposals.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast at the annual meeting.

Quorum

In order for us to satisfy our quorum requirements, the holders of at least one-third (1/3rd) of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” each of the nominees to the Board of Directors (Proposal 1).

●	“FOR” approval of an Amendment to the Company’s Certificate of Formation, as amended to approve a reverse stock split of the Company’s outstanding common stock (Proposal 2).

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●	“FOR” approval of the adoption of the Third Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan (Proposal 3).

●	“FOR” the ratification of the appointment of Turner, Stone & Company, L.L.P., an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2025 and 2026 (Proposal 4).

●	“FOR” approval of the adjournment of the Annual Meeting, if necessary (Proposal 5)(“Adjournment Proposal”).

Mailing Costs and Solicitation of Proxies

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. We may also pay ClearTrust, LLC a fee which we do not expect to exceed $10,000 plus costs and expenses. In addition, ClearTrust, LLC and certain related persons may be indemnified against certain liabilities arising out of or in connection with the engagement.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of ClearTrust, LLC will tabulate the votes and act as inspector of election for the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

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Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact ClearTrust, LLC, at 1-813-235-4490 to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

The Securities and Exchange Commission (the “SEC” or the “Commission”) has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s Proxy Materials, which means that we or they deliver a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement in the future, or if you are receiving multiple copies of the Proxy Statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate Proxy Statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (214) 242-9619 or by sending a written request to our Corporate Secretary at our principal executive offices at 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248, or a stockholder may make a request by calling our Investor Relations at (214) 242-9619.

If you receive more than one set of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248.

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Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the Annual Meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “Mangoceuticals”, “MangoRx” and “Mangoceuticals, Inc.” refer specifically to Mangoceuticals, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations, and our ability to market and commercialize products. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Statement Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities or the Exchange Act, the sections of this proxy statement titled “Audit Committee Report”, to the extent permitted by the rules of the SEC, shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

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REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on April 1, 2026 (the “2025 Annual Report”).

You may also request a copy of this proxy statement and the annual report from ClearTrust, LLC, the Company’s proxy agent, at the following address and telephone number:

ClearTrust, LLC

2420 Brunello Trce

Lutz, Florida 33558

1-813-235-4490

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date, will be entitled to vote at the Annual Meeting, on all matters properly presented at the Annual Meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were [●] shares of our common stock outstanding. The common stock votes one vote on all stockholder matters. As a result, we had an aggregate of [●] total voting shares as of the Record Date. We also have outstanding [●] shares of Series B Preferred Stock and 980,000 shares of Series C Preferred Stock, which have no voting rights in connection with the proposals to be voted on at the Annual Meeting.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock, beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our named executive officers; and (d) all current directors and named executive officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of the Date of Determination, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 17130 Dallas Parkway, Suite 245, Dallas, Texas 75248.

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Title of Class	Name of Beneficial Owner	Number of Common Stock Shares Beneficially Owned		Percent Beneficial Ownership
Directors, Named Executive Officers and Executive Officers
Common Stock	Jacob D. Cohen	4,988,333	(1)	20.9%
Common Stock	Eugene M. Johnston	220,000		*
Common Stock	Lorraine D’Alessio	236,667		*
Common Stock	Alex P. Hamilton	101,667		*
Common Stock	Dr. Kenny Myers	236,667		*
Common Stock	Amanda Hammer**	11,667		*
All executive officers and directors as a group (5 persons)		5,783,333	(1)	24.2%

*	Less than 1%.

**	Former Named Executive Officer. Based solely on the Company’s record stockholders list as of the date of this Report and without independent investigation.

(1)	A total of 3,305,000 of the outstanding shares of common stock beneficially owned by Mr. Cohen are held in the name of The Tiger Cub Trust, which is beneficially owned by Jacob D. Cohen, its Trustee, and which shares Mr. Cohen is deemed to beneficially own. Also includes (i) 50,000 shares of common stock issuable upon exercise of options to purchase shares of common stock of the Company held by Mr. Cohen, with an exercise price of $16.50 per share, which expire on August 31, 2027, (ii) options to purchase 83,333 shares of common stock with an exercise price of $4.80 per share and an expiration date of December 28, 2028, and (iii) includes options to purchase 1,500,000 shares of common stock with an exercise price of $2.30 per share and an expiration date of September 9, 2035, and does not include options to purchase 500,000 shares of common stock which vest on March 9, 2027. Also includes 50,000 shares of common stock issuable upon exercise of warrants to purchase shares of common stock which have an exercise price of $1.815 per share and a term through July 21, 2028.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

Family Relationships among Directors and Officers

There are no family relationships among our directors and executive officers.

Arrangements between Directors and Officers

To our knowledge, there is no arrangement or understanding between any of our officers or directors and any other person, including directors, pursuant to which the officer was selected to serve as an officer or director.

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Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Jacob D. Cohen. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Cohen possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

The Board of Directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board evaluates its structure periodically, as well as when warranted by specific circumstances, in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risks throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board exercises direct oversight of strategic risks to us. Our Audit Committee reviews and assesses our processes to manage business and financial risk and financial reporting risk. It also reviews our policies for risk assessment and assesses steps management has taken to control significant risks. Our Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or the relevant committee, which provides the relevant oversight on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s corporate governance guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.

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While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Other Directorships

No director of the Company is also a director of an issuer with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), except for Mr. Alex Hamilton who serves as a member of the Board of Directors, the Chairman of the Audit Committee and member of the Corporate Governance and Nominating Committee, of Addentax Group Corp. (NASDAQ:ATXG).

Committees of the Board

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://www.mangoceuticals.com/corporate-governance. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this Proxy Statement.

Board Committee Membership

Committee membership of the Board of Directors is as follows:

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jacob D. Cohen(1)
Lorraine D’Alessio	X	M	M	C
Alex P. Hamilton	X	C
Dr. Kenny Myers	X	M	C	M

(1)	Chairman of Board of Directors.
C	Chairman of Committee.
M	Member.

Audit Committee

We have established an Audit Committee of the Board of Directors. Ms. D’Alessio, Mr. Hamilton and Dr. Myers serve as members of our Audit Committee, and Mr. Hamilton chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. The Board of Directors has determined that each of Ms. D’Alessio, Mr. Hamilton and Dr. Myers meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

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The Board has determined that Mr. Hamilton, is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of Audit Committee functions. Mr. Hamilton has acquired these attributes as a result of his significant experience serving on the Board of Directors of various private and public companies and the Co-Founder and president of Donald Capital LLC, a FINRA registered investment banking firm.

We have adopted an Audit Committee Charter, which details the principal functions of the Audit Committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

The Audit Committee also has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

Compensation Committee

We have established a Compensation Committee of the Board of Directors. Ms. D’Alessio and Dr. Myers serve as members of our Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent. Each of Ms. D’Alessio and Dr. Myers are independent, and Dr. Myer’s chairs the Compensation Committee.

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We have adopted a Compensation Committee Charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee. The members of our nominating and corporate governance are Ms. D’Alessio and Dr. Myers and Ms. D’Alessio serves as chair of the Nominating and Corporate Governance Committee.

The primary purposes of our Nominating and Corporate Governance Committee are to assist the board in:

●	identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

●	developing, recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

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The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of the Nasdaq.

Our Nominating and Corporate Governance Committee will recommend to the Board of Directors candidates for nomination for election at the annual meeting of the stockholders. The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, an Annual Meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Director Independence

Our common stock is currently quoted on the Nasdaq Capital Market. Nasdaq requires that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of Lorraine D’Alessio, Alex P. Hamilton and Dr. Kenny Myers is an independent director as defined under the Nasdaq rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, is independent within the meaning of Nasdaq director independence standards applicable to members of such committees, as currently in effect.

The Compensation Committee members also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act.

Stockholder Communications with the Board

A stockholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our Secretary, 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time.

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Policy against Hedging

The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build and as such, the Company’s insider trading policy prohibits trading in options of the Company, such as put and call options, and selling stock “short”.

Compensation Recovery

On October 26, 2023, the Board of Directors of the Company approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the Securities and Exchange Commission under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Code of Ethics

We have adopted a Code of Ethical Business Conduct (“Code of Ethics”) that applies to all of our directors, officers and employees. We intend to disclose any amendments to our Code of Ethics and any waivers with respect to our Code of Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions in a Current Report on Form 8-K.

There have been no waivers granted with respect to our Code of Ethics to any such officers or employees.

Whistleblower Protection Policy

The Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board.

Insider Trading Policy/Anti-Hedging Policies

The Company has adopted an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The policy also prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading and includes specific anti-hedging provisions.

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Pursuant to the anti-hedging provisions, the Company prohibits executive officers, directors, and employees from engaging in transactions involving derivative securities, such as put and call options, and short sales, that could generate profit from a decline in the Company’s stock price. While other hedging transactions are not outright banned, they are strongly discouraged as they may misalign the interests of Company insiders with stockholders and encourage excessive risk-taking.

The above anti-hedging restriction does not however apply to stock options granted by the Company, nor does it apply to using Company securities for option exercises or tax payments in transactions directly with the Company.

The Company also prohibits holding Company securities in a margin account or pledging Company securities as collateral for a loan unless the pledgor has the clear financial capability to repay the loan without resort to the pledged securities.

A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

Policy on Timing of Equity Award Grants

The Compensation Committee and the Board have not established policies and practices (whether written or otherwise) regarding the timing of option grants or other awards in relation to the release of material nonpublic information (“MNPI”) and do not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

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AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2025, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Alex P. Hamilton (Chair)

/s/ Lorraine D’Alessio

/s/ Dr. Kenny Myers

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

The following table sets forth information with respect to persons who are serving as executive officers of the Company as of November 12, 2026.

Name	Position	Age	Director Since
Jacob D. Cohen	Chairman and Chief Executive Officer	47	October 2021
Eugene M. Johnston	Chief Financial Officer	63	—

Business Experience

The following is a brief description of the education and business experience of our executive officers.

Jacob D. Cohen – Chairman and Chief Executive Officer

Jacob Cohen is a serial entrepreneur, corporate finance and executive management professional with over 20 years of investment banking and capital markets experience having started and growing multiple companies in various industry sectors including marketing, advertising, healthcare, IT and financial services. Prior to founding the Company, Mr. Cohen was the co-founder and managing partner of several boutique investment bank and strategic advisory firms where he advised both early and later stage companies in raising capital in the form of debt and/or equity and in both private and public markets.

Prior to his experiences in investment banking, Mr. Cohen served as the Chief Financial Officer of The Renewed Group, Inc., a manufacturer, wholesaler and retailer of eco-friendly and sustainable apparel primarily made from recycled textiles and under the brand name REUSE JEANS from 2010 through the end of 2013. Further, Mr. Cohen served from 2008 through 2010 as Executive Vice President and Controller of Metiscan, Inc., a publicly-traded company, and as the President and Chief Executive Officer of one of its subsidiaries, Shoreline Employment Services, Inc. During his tenure at Metiscan, Mr. Cohen was instrumental in restructuring, reorganizing and operating the company and its five subsidiaries, and successfully raised over $8 million in equity financing for growth capital. Mr. Cohen also spearheaded the company’s financial audit process and managed its various filings with the SEC.

From 2007 through 2008, Mr. Cohen served as the Chief Operating Officer of Artfest International, which he assisted in taking public at the end of 2007. Throughout his career, Mr. Cohen was involved in starting many new ventures, including The AdvertEyes Network, a digital signage advertising company where he served as founder and CEO. Other positions include investment advisor and institutional equity research analyst for Solomon Advisors and Huberman Financial, securities broker-dealers, from 2003 through 2005, and investment banker for Allegiance Capital, a middle market investment bank specializing on mergers and acquisitions, from 2005-2007. Mr. Cohen holds a Bachelor of Arts in International Economics and Finance from Brandeis University in Waltham, Massachusetts.

Mr. Cohen has served as Chief Executive Officer of the Company since October 2021, as a director from October 2021 to present, and as Chairman from September 2022 to present. Mr. Cohen also served as a director of American International Holdings Corp. (OTC:AMIH)(“American International”), a publicly-traded company which was the majority owner and parent to Epiq Scripts, LLC (“Epiq Scripts”) prior to February 15, 2023, and which is the former sole owner of the Company, having fully divested its ownership in June 2022. Mr. Cohen served as Chief Executive Officer and President of American International from April 2019 to March 2023. Mr. Cohen also serves as Chief Executive Officer of Ronin Equity Partners, Inc., a private investment company, which role he has held since August 2016. Mr. Cohen also serves the Chief Executive Officer of Cohen Enterprises, Inc., a private investment company, which position he has held since November 2013. Since February 15, 2023, Mr. Cohen has owned 51% of and controlled, Epiq Scripts. Mr. Cohen has served as the co-Manager of Epiq Scripts since January 2022.

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We believe that Mr. Cohen’s extensive background in investment banking, public company management and corporate finance makes him well qualified to serve on the Board of Directors.

Eugene M. Johnston – Chief Financial Officer

Mr. Johnston has served as Chief Financial Officer of the Company since October 2022. Mr. Johnston also currently serves as the Chief Financial Officer of 1776 Acquisition Corp and OFA Capital I Acquisition Corp., both of which are special purpose acquisition companies, positions he has held since October 2025 and January 2026, respectively. Since October 2026, he has served as Chief Financial Officer of OFA Group. From February 2015 to September 2026, Mr. Johnston served as Audit Manager and Director of Business Development for Greentree Financial Group, Inc., an accounting and auditing firm. From August 1999 to September 2014, Mr. Johnston served as Chief Executive Officer and Chief Financial Officer of Peoplesway.com, Inc., a skincare and nutritional products company, and as a member of the Board of Directors of Peoplesway.com, Inc. From January 1989 to July 1999, Mr. Johnston served as Chief Executive Officer of RMC Group, Inc., a skincare and nutritional products company. Prior to that, from April 1987 to January 1989, Mr. Johnston served as Vice President of Sales Administration at WeCare Distributors, Inc., a skincare and nutritional products company. Mr. Johnston received a Bachelor of Science in Business Administration from the University of North Carolina at Charlotte.

Directors and Director Nominees

The following table sets forth information with respect to persons who are serving as directors of the Company as of November 12, 2026, each of whom is also a director nominee.

Name	Position	Age	Director Since
Jacob D. Cohen	Chairman and Chief Executive Officer	47	October 2021
Lorraine D’Alessio	Director	47	October 2022
Alex P. Hamilton	Director	54	October 2022
Dr. Kenny Myers	Director	60	October 2022

Business Experience

The following is a brief description of the education and business experience of our directors, each of whom is also a director nominee.

Jacob D. Cohen – Chairman and Chief Executive Officer (Director Nominee)

Mr. Cohen’s business experience is set forth above under “Executive Officers”.

Lorraine D’Alessio – Director (Director Nominee)

Chairperson of the Nominating and Corporate Governance Committee

Member of the Audit Committee

Member of the Compensation Committee

Lorraine D’Alessio was elected as a director of the Company effective October 14, 2022. From January 2022 to March 2023, Ms. D’Alessio has served as a member of the Board of Directors and member of the Audit Committee of the Board of Directors of American International.

Since 2010, Ms. D’Alessio has served as CEO and Managing Partner at D’Alessio Law Group, PLC, a law firm in Beverly Hills, California which provides immigration and entertainment law services. In that capacity, she has provided counsel to entertainment agencies, unions, private companies, academic institutions, tech startups, entrepreneurs and enterprises including: Next Models, Food Network, SubPac, Pepperdine University, ACTRA, New York Film Academy, Plug and Play, Expert Dojo, and 500 Startups.

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Ms. D’Alessio was named the 2017 Leader in Law by the Los Angeles Business Journal and is the recipient of the 2018 Enterprising Woman Award. Since 2016, Ms. D’Alessio has also served on the board of directors of Artists for Change, a non-profit organization which focuses on creating high impact film, television, and multimedia projects to inspire individuals, organizations, and communities to bring about positive social change.

From 2005 to 2007, Ms. D’Alessio served as a policy analyst and advisor for the government of Ontario, Canada.

Ms. D’Alessio received her Bachelor’s degree in International Relations from the University of Toronto in 2005, a Master’s of Public Policy in Public Policy Administration from Queen’s University, in Kingston, Ontario in 2006, and a Juris Doctorate degree from Southwestern Law School in Los Angeles, California in 2010.

The Board of Directors believes that Ms. D’Alessio is well qualified to serve on the Board of Directors because of her legal expertise and extensive knowledge of corporate governance and controls.

Alex P. Hamilton – Director (Director Nominee)

Chairperson of the Audit Committee

Alex P. Hamilton was elected as a director of the Company effective October 14, 2022.

Since January of 2025, Mr. Hamilton has worked as Managing Director of investment banking at Craft Capital. Prior to that he was a cofounder and President of his own investment bank, Donald Capital. In April 2016, Mr. Hamilton also founded Hamilton Laundry, a boutique laundromat that serves high-end luxury commercial companies, and has served as its chief executive officer since then. He has also served as Chief Executive Officer of Hamilton Strategy Group, Inc., a consulting firm, since November 2014. Since May 2021, Mr. Hamilton has served as a member of the Board of Directors, the Chairman of the Audit Committee and member of the Corporate Governance and Nominating Committee of Addentax Group Corp. (ATXG:Nasdaq), an integrated service provider focusing on garment manufacturing, logistics service, property management and subleasing, and epidemic prevention supplies. From February 2017 to July 2019, Mr. Hamilton served as Chief Financial Officer of Hemp Logic, Inc. From December 2018 to February 2019, Mr. Hamilton served as the Interim Chief Financial Officer of ChineseInvestors.com, Inc. From December 2020 to July 2021, Mr. Hamilton served as a non-executive Board Member, Chairman of the Audit Committee and Member of the Nominating and Compensation Committee of Meiwu Technology Co., LTD (WNW:Nasdaq). Mr. Hamilton, served as the Chief Financial Officer and Director of CBD Biotech, Inc. from November 2018 to February 2021. From January 2015 to May 2019, Mr. Hamilton served as Senior Managing Director of Consilium Global Research. From November 2013 to November 2014, Mr. Hamilton was the president of Kei Advisors. From November 2012 to November 2013, Mr. Hamilton served as Senior Director of FTI Consulting, a management consulting company. Prior to that, Mr. Hamilton served as managing director of Early Bird Capital (August 2010 to September 2012) and Jesup & Lamont (July 2007 to February 2010), and as a Vice President of The Benchmark Company (February 2006 to July 2007). Mr. Hamilton holds his Series 7, 24 and 63 licenses. Mr. Hamilton received a Batchelor’s Degree in Economics from Brandeis University in Waltham, Massachusetts.

The Board of Directors believes that Mr. Hamilton is well qualified to serve on the Board of Directors because of his extensive business knowledge, public company experience and experience serving in various positions with investment management firms.

Dr. Kenny Myers – Director (Director Nominee)

Chairperson of the Compensation Committee

Member of the Nominating and Corporate Governance Committee

Member of the Audit Committee

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Dr. Kenny Myers was elected as a director of the Company effective October 14, 2022. From January 2022 to March 2023, Dr. Myers has served as a member of the Board of Directors and Audit Committee of American International.

Since March 2020, Dr. Myers has served as VP of Business Development for Living Fit Nation, Inc., a corporate wellness provider which designs and implements customized employee health and wellness programs for corporations around the United States. From March 2012 to February 2020, Dr. Myers worked as VP of Business Development at One Health Medical Systems, LLC, an integrated health services provider, where he was responsible for overseeing the planning, development and execution of the organization’s marketing and advertising initiatives. From May 1998 to March 2012, Dr. Myers was CEO of Texas Physicians Network, a healthcare management company where he was responsible for the marketing and management of several urgent care centers, medical clinics and other related healthcare facilities.

Dr. Myers received his Bachelor of Science degree in Microbiology from Oklahoma University in 1989, and a Doctor of Chiropractic Degree from Parker University in Dallas, Texas in 1996.

The Board of Directors believes that Dr. Myers is well qualified to serve on the Board of Directors because of his background in the health services industry and his experience in business marketing and development.

Terms of Office of Officers and Directors

The term of office of our directors who are appointed as members of the Board at the Annual Meeting will expire at our next annual meeting of stockholders, subject to re-nomination and reappointment to the Board by our stockholders.

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our Bylaws as it deems appropriate. Our Bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board of Directors.

Meetings of the Board of Directors and Annual Meeting

During the fiscal year that ended on December 31, 2025, the Board held 35 meetings and took various other actions via the unanimous written consent of the Board of Directors and the various committees described above. All directors attended all of the Board of Directors’ meetings and committee meetings relating to the committees on which each director served during fiscal year 2025. The Company held an annual stockholders meeting on June 17, 2024, at which meetings all directors were present in person, via teleconference or via virtual attendance. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Executive Compensation Table

The following table sets forth information concerning the compensation of (i) all individuals serving as our principal executive officer or acting in a similar capacity for the years ended December 31, 2025 and 2024 (“PEO”), regardless of compensation level; (ii) our two most highly compensated executive officers other than the PEO who were serving as executive officers for the years ended December 31, 2025 and 2024, if any (subject to the limitations below); and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to (ii) but for the fact that the individual was not serving as an executive officer at December 31, 2025 or 2024 (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)(2)		Total ($)
Jacob D. Cohen	2025	400,000	-	1,464,000	(3)	4,063,120	(11)	136,250	(8)	6,246,872
CEO and Chairman	2024	320,000	-	280,000	(4)	-		30,000	(8)	630,000

Jonathan Arango	2025	-	-	-		-		-		-
Former President, Secretary and Director(9)	2024	41,000	-	-		-		-		41,000

Eugene M. Johnston	2025	46,000	-	230,000	(5)	-		-		276,000
CFO	2024	46,000	10,000	61,750	(6)	-		-		117,750

Amanda Hammer	2025	177,500	15,000	-		-		-		192,500
Former COO(10)	2024	150,000	-	35,000	(7)	-		-		185,000

(1)	In accordance with SEC rules, the amounts included in this column are the grant date fair value for awards granted in the fiscal years shown, computed in accordance with the stock-based compensation accounting rules that are a part of generally accepted accounting principles in effect in the United States (as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718), but excluding the effect of any estimated forfeitures of such awards. The values in this column reflect the full grant date fair value of all equity awards granted during the year, although the awards are subject to vesting periods based on continued employment.

(2)	Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

(3)	In consideration for services rendered for the Company, Mr. Cohen was issued 200,000 shares of common stock as one time stock grant at a price of $1.57 per share on April 10, 2025. On September 9, 2025, Mr. Cohen was issued an additional 500,000 shares of common stock as a one-time stock grant at a price of $2.30 per share.

(4)	On June 4, 2024, Mr. Cohen was issued 53,333 shares of common stock as one time stock grant at a price of $5.25 per share.

(5)	On September 9, 2025, Mr. Johnston was issued 100,000 shares of common stock as one time stock grant at a price of $2.30 per share.

(6)	On November 12, 2024, Mr. Johnston was issued 25,000 shares of common stock as one time stock grant at a price of $2.47 per share.

(7)	On June 4, 2024, Ms. Hammer was issued 6,667 shares of common stock as one time stock grant at a price of $5.25 per share.

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(8)	Pursuant to Mr. Cohen’s employment agreement, Mr. Cohen is provided a car allowance of $2,500 per month for a total of $30,000 and office rental allowance of $7,500 per month and increased to $10,000 per month, for a total of $106,250 in 2025. At year end December 31, 2025, the Company had overpaid the car allowance by $20,056, reflected as due from related party on the financial statements.

(9)	Resigned as an officer and director of the Company on March 28, 2024.

(10)	Resigned as the Chief Operating Officer of the Company on October 22, 2025.

(11)	On September 9, 2025, the Company granted options to purchase 2,000,000 shares of common stock of the Company, under the 2022 Plan to Jacob Cohen, in consideration for services rendered and to be rendered to the Company as Chief Executive Officer of the Company. The options have a term of ten years, an exercise price of $2.30 per share, which was the closing sales price of the Company’s common stock on September 9, 2025, the grant date; vest over 18 months with 500,000 of the options vesting upon grant and 500,000 of the options vesting on the 6th, 12th, and 18th month anniversaries of the grant date, subject to Mr. Cohen’s continued service with the Company on such vesting date.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information as of December 31, 2025 concerning outstanding equity awards for the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option Exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Jacob D. Cohen	50,000	-		$0.45	9/1/2027	-	$-
	83,333	-		0.45	12/28/2028	-	$-
	500,000	1,500,000	(1)	0.45	9/9/2035	-	$-

Eugene M. Johnston	-	-		$-	-	-	$-

(1)	On September 9, 2025, the Company granted options to purchase 2,000,000 shares of common stock of the Company, under the 2022 Plan to Jacob Cohen, in consideration for services rendered and to be rendered to the Company as Chief Executive Officer of the Company. The options have a term of ten years, an exercise price of $2.30 per share, which was the closing sales price of the Company’s common stock on September 9, 2025, the grant date; vest over 18 months with 500,000 of the options vesting upon grant and 500,000 of the options vesting on the 6th, 12th, and 18th month anniversaries of the grant date, subject to Mr. Cohen’s continued service with the Company on such vesting date.

Recent Compensation Awards

On March 16, 2026, upon the recommendation of the Compensation Committee of the Board of Directors (the “Board”) of the Company, and pursuant to the authority provided to the Board pursuant to the terms of the Company’s 2022 Equity Incentive Plan, as amended and restated, approved an option repricing (the “Repricing”) of the outstanding stock options held by the Company’s Chief Executive Officer and Chairman, Jacob Cohen, as of March 16, 2026 (the “Effective Date”). As permitted under the terms of the Company’s equity plans, the exercise price of each outstanding stock option with an exercise price held by Mr. Cohen was reduced to an amount which exceeded the closing price of the Company’s common stock on the Effective Date, which was $0.45 per share (the “New Exercise Price”).

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In total the following options held by Mr. Cohen were re-priced to have an exercise price equal to the New Exercise Price: (a) options to purchase 50,000 shares of the Company’s common stock with an original exercise price of $16.50 per share, granted to Mr. Jacob Cohen on August 31, 2022; (b) options to purchase 83,333 shares of the Company’s common stock with an original exercise price of $4.80 per share, granted to Mr. Cohen on December 28, 2023; and (c) options to purchase 2,000,000 shares of the Company’s common stock with an original exercise price of $2.30 per share, granted to Mr. Cohen on September 9, 2025.

Mr. Cohen, as an interested director, recused himself from the Board vote on the approval of the Repricing. The remaining disinterested directors of the Board approved the Repricing in good faith, upon recommendation of the Compensation Committee and Audit Committee of the Board, after careful consideration of various alternatives and a review of other applicable factors.

On July 28, 2026, the Board of Directors of the Company authorized the issuance of fully vested shares of common stock under the 2022 Equity Incentive Plan, as amended and restated. The following awards were granted: (a) Kenny Myers (Director): 100,000 shares of common stock; (b) Lorraine D’Alessio (Director): 100,000 shares of common stock; (c) Alex Hamilton (Director): 100,000 shares of common stock; and (d) Eugene Johnston (Chief Financial Officer): 100,000 shares of common stock.

The aggregate 400,000 shares are fully vested upon issuance and subject to any lock-up or transfer restrictions separately agreed.

On July 29, 2026, the Company entered into a Business Combination Agreement (the “BCA”) with Nuclea Energy Inc., a British Columbia corporation (“Nuclea”), the principal stockholders of Nuclea, and Mr. Cohen as the principal stockholder of the Company, which agreement was subsequently terminated on August 19, 2026. The BCA contemplated a newly formed subsidiary of the Company (“Amalco Sub”) amalgamating with Nuclea under the Business Corporations Act (British Columbia)(the “Transaction”).

As a condition to closing of the Transaction, the Company and Jacob D. Cohen, the Company’s Chief Executive Officer, entered into a release and separation agreement (the “Release and Separation Agreement”) effective as of the execution of the BCA.

Pursuant to the Release and Separation Agreement, Mr. Cohen’s employment as Chief Executive Officer was to terminate effective upon the closing of the Transaction (the “Separation Date”). In lieu of the Change of Control Payment, M&P Bonus, Severance Payment, and Health Payment, as defined under his existing employment agreement, Mr. Cohen was to receive the following, similar, but modified severance package: (a) cash severance: $1,500,000 payable at closing; (b) bonus shares: 2,000,000 shares of Company common stock issued upon execution of the Release and Separation Agreement; (c) M&P warrant: a cashless warrant for $10,000,000 worth of Mango and Peaches Corp. common stock, to be issued upon closing of the Transaction; (d) equity acceleration: all unvested stock options and equity awards were to vest as of the date of Mr. Cohen’s separation with the Company; and (e) COBRA benefits: 12 months of Company-paid COBRA continuation coverage. In consideration of the foregoing, Mr. Cohen agreed to a general release of claims against the Company. Non-disparagement and restrictive covenant obligations survive the separation.

The 2,000,000 shares of Company common stock were issued following the entry into the Release and Separation Agreement; however, all of the other consideration is no longer due and payable as the BCA has been terminated as discussed above and Mr. Cohen’s Employment Agreement, as discussed below, remains in full force and effect.

Employment Agreements

Jacob D. Cohen, Chief Executive Officer

On December 13, 2024, we entered into an Amended and Restated Executive Employment Agreement with Jacob D. Cohen, effective December 15, 2024 (the “A&R Agreement”), pursuant to which Mr. Cohen serves as Chief Executive Officer of the Company and Mango & Peaches Corp. (“M&P”). The A&R Agreement has an initial term ending December 15, 2027, and automatically renews for successive one-year terms unless either party provides written notice of non-renewal at least 60 days before the expiration of the then-current term.

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The A&R Agreement provides for an initial annual base salary of $360,000, increasing automatically by $60,000, and after each 12 months the agreement remains in effect, subject to additional discretionary increases approved by the Compensation Committee or the Board of Directors upon the Compensation Committee’s recommendation. Mr. Cohen is also eligible for discretionary annual cash and equity bonuses, with an annual targeted cash bonus equal to 200% of his base salary (the “Targeted Bonus”). Except for specified payments upon termination or a change of control, the Targeted Bonus is not guaranteed, and cash and equity bonuses remain discretionary absent a separate written agreement. Bonuses earned for a fiscal year are payable following year-end, at the same time and on the same terms as bonuses paid to other executives, but no later than March 15 of the following fiscal year.

Mr. Cohen is entitled to an automobile allowance of $2,500 per month and an office allowance of $7,500 per month. The office allowance is payable regardless of his actual expenses and does not require supporting expense documentation; Mr. Cohen is responsible for office and related overhead expenses exceeding that allowance. He is also entitled to reimbursement of reasonable business expenses, 20 days of paid time off annually and participation in applicable employee benefit plans.

As a sign-on bonus, the A&R Agreement provides for Mr. Cohen to receive 1,700,000 shares of M&P common stock and 100 shares of M&P Series A Preferred Stock. The preferred stock carries 51% of the voting power on M&P stockholder matters and has no conversion, liquidation preference, dividend or redemption rights.

The A&R Agreement also provides Mr. Cohen the opportunity to earn cash bonuses totaling up to $10 million based on M&P achieving certain milestones described in the A&R Agreement (the “M&P Bonus”). These include cumulative consolidated revenue milestones ranging from $5 million to $100 million, specified product launches in Mexico and the United Kingdom, efficacy trials, licensing and commercialization milestones relating to MangoRx IP Holdings, establishment of MangoRx Asia and launch of the PeachesRx brand. The Board of Directors determines in good faith whether and when each milestone has been achieved. Mr. Cohen may elect to convert any earned M&P Bonus into M&P common stock at $0.50 per share, subject to equitable adjustment for M&P stock splits, dividends and recapitalizations. Accordingly, conversion of the full $10 million M&P Bonus would result in the issuance of 20,000,000 shares of M&P common stock before any such adjustments. Any unvested M&P Bonus generally terminates upon termination of the A&R Agreement, but vests in full upon a change of control, Mr. Cohen’s termination for good reason or termination by the Company without cause, including the Company’s non-renewal. To date, Mr. Cohen has not earned any of the M&P Bonus.

The Company may terminate Mr. Cohen’s employment for cause, without cause or upon a qualifying disability, and his employment terminates automatically upon his death. “Cause” includes a material breach of the A&R Agreement that remains uncured for 30 days following written notice, except that breaches of the inventions, confidentiality and restrictive-covenant provisions are not subject to a cure opportunity; misappropriation, embezzlement or fraud for which he is found guilty in a court of law; and specified criminal convictions or pleas, subject to the qualifications in the A&R Agreement. A qualifying disability generally means an inability to perform his duties for 90 consecutive days or 180 days in any 12-month period.

Mr. Cohen may terminate his employment for good reason upon a material diminution in his authority, duties or responsibilities; a material diminution in those of his supervisor, including a requirement to report to an officer or employee rather than the Board; a material breach of the A&R Agreement by the Company; or a material reduction in his base salary. To terminate for good reason, Mr. Cohen must provide notice within 90 days after the initial occurrence, allow the Company 30 days to cure and, if the condition remains uncured, provide his termination notice within 30 days after the cure period ends.

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If Mr. Cohen terminates his employment for good reason or the Company terminates his employment without cause, including through non-renewal, he is entitled to accrued base salary, any qualifying unpaid cash bonus for the prior completed calendar year and a lump-sum severance payment equal to three times his then-current annual base salary plus his Targeted Bonus for the year of termination. If he elects COBRA coverage, the Company will also pay its specified portion of his health insurance premiums for up to 12 months, ending earlier if he obtains substantially similar coverage. His unvested stock options and other equity compensation vest immediately, and applicable exercise rights continue until the earlier of 90 days after termination or the award’s original expiration date. The M&P Bonus also vests in full. These benefits are conditioned on an effective release of employment-related claims by the 90th day following termination and compliance with his inventions, confidentiality and restrictive-covenant obligations.

Upon termination due to death or disability, Mr. Cohen or his estate is entitled to accrued base salary, any qualifying unpaid cash bonus for the prior year and a prorated Targeted Bonus for the year of termination. His unvested stock options and other equity compensation vest, with applicable exercise rights continuing until the earlier of 90 days following termination or the award’s original expiration date. If Mr. Cohen resigns without good reason, elects not to renew the agreement or is terminated for cause, he generally receives accrued base salary and benefits required under applicable benefit plans or law. Unvested equity awards are forfeited unless the applicable award provides otherwise, and vested awards remain subject to their governing agreements.

If a change of control occurs during the agreement’s term or within six months following Mr. Cohen’s termination for good reason or termination by the Company without cause, including through non-renewal, the Company must make a lump-sum cash payment within 60 days after the change of control. The payment equals three times the sum of his then-current annual base salary and most recent cash bonus, less severance already paid under the A&R Agreement. If the Compensation Committee has not determined a cash bonus or the most recent cash bonus was zero, the Targeted Bonus for the year of the change of control is substituted. The M&P Bonus vests in full upon a change of control. Equity awards predating the A&R Agreement remain subject to their existing change-of-control provisions, while awards granted on or after the agreement’s date must provide for immediate vesting upon the applicable equity award change of control, regardless of whether Mr. Cohen remains employed.

A “change of control” generally includes, without Mr. Cohen’s prior written consent: an acquisition of more than 50% of the Company’s voting power without the specified Board approval, subject to the Board’s express designation rights; a merger or consolidation in which the Company’s pre-transaction voting securities do not continue to represent at least 50% of the surviving entity’s voting power; stockholder approval of a complete liquidation or an agreement to dispose of substantially all Company assets; or an election resulting in a majority of the Board consisting of persons who were not directors on December 15, 2024.

The A&R Agreement contains confidentiality, invention-assignment, indemnification and binding-arbitration provisions. It restricts Mr. Cohen from competing in specified products, services and geographic areas during employment and for 12 months following termination, and includes customer, supplier and employee non-solicitation restrictions. His confidentiality obligations continue after termination as provided in the agreement. Following specified terminations, he must also provide up to 80 hours of transition consulting services during a 60-day period without additional compensation, subject to the agreement’s conditions.

Payments and benefits are subject to applicable compensation-recovery requirements and Company clawback policies. The A&R Agreement also contains Section 409A provisions and a potential reduction of parachute payments if the reduction would produce a greater after-tax benefit to Mr. Cohen.

Jonathan Arango, Former President and Secretary

On August 31, 2022, we entered into an Executive Employment Agreement with Jonathan Arango. The agreement, which provided for Mr. Arango to serve as our President (which role he ceased serving in March 2024) and Chief Operating Officer (which role he ceased serving as in May 2023) and Secretary, was effective September 1, 2022, and had a term extending through September 1, 2025.

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Pursuant to the terms of the agreement, Mr. Arango’s annual compensation package included (1) a base salary of $120,000 per year, subject to annual increases of $30,000, each year the agreement is in place, and subject to further increases as determined in the sole discretion of the Compensation Committee or the Board of Directors, and (2) a bonus payment to be determined in the sole discretion of the Compensation Committee or the Board of Directors in an annual targeted amount of 200% of his base salary, subject to the compliance by Mr. Arango with performance goals that may be established by the Compensation Committee or the Board of Directors from time to time, provided no goals have been established to date, and that in the absence of performance goals, the amount of such bonus would be wholly determined in the discretion of the Compensation Committee or the Board of Directors. Mr. Arango is also paid an automobile allowance of $1,000 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans.

Mr. Arango resigned as an officer and director of the Company on March 28, 2024.

Although Mr. Arango was prohibited from competing with us while he is employed with us, he was only prohibited from competing for 12 months after his employment with us ended pursuant to the agreement. Accordingly, Mr. Arango could be in a position to use industry experience gained while working with us to compete with us.

Eugene M. Johnston, Chief Financial Officer

On October 1, 2023, the Company executed a Summary of Terms and Conditions with Mr. Johnston continuing his appointment as the Company’s Chief Financial Officer on a full-time basis for a term of 12 months, through October 1, 2024. Pursuant to the agreement, the Company issued Mr. Johnston 3,333 shares of the Company’s common stock and agreed to pay him $2,000 per month. The shares were issued under, and subject to the terms of, the Company’s 2022 Equity Incentive Plan.

On November 11, 2024 and effective on October 1, 2024, the Company entered into a Consulting agreement with Mr. Johnston, the Company’s Chief Financial Officer pursuant to which Mr. Johnston agreed to serve as the Chief Financial Officer of the Company and to provide services to the Company as reasonably requested during the term of the Consulting Agreement, which is 12 months. As consideration for the services to be provided by Mr. Johnston under the Consulting Agreement, the Company agreed to pay him (a) $4,000 per month; and (b) to issue him 25,000 shares of Company common stock under the Company’s 2022 Equity Incentive Plan, as amended, which shares vested upon execution of the Consulting Agreement. Pursuant to the Consulting Agreement, we agreed to reimburse Mr. Johnston’s expenses, subject to pre-approval for any expense greater than $500. The Consulting Agreement may be terminated prior to the end of the term (i) with the mutual approval of the parties; (ii) with written notice by the non-breaching party, upon the breach of the agreement by the other party, and the failure to cure such breach within 30 days; or (iii) by Mr. Johnston, at any time, for any reason.

The Consulting Agreement also contains standard assignment of inventions, indemnification and confidentiality provisions, subject to customary exceptions. Further, Mr. Johnston is subject to certain non-solicitation covenants during the term of the agreement and for 12 months thereafter.

On March 20, 2026 and effective on October 1, 2025, the Company entered into a Consulting agreement with Mr. Johnston, the Company’s Chief Financial Officer, pursuant to which Mr. Johnston agreed to serve as the Chief Financial Officer of the Company and to provide services to the Company as reasonably requested during the term of the Consulting Agreement, which is 12 months. As consideration for the services to be provided by Mr. Johnston under the Consulting Agreement, the Company agreed to pay him (a) $4,000 per month and increasing to $6,000 per month effective March 1, 2026. Pursuant to the Consulting Agreement, we agreed to reimburse Mr. Johnston’s expenses, subject to pre-approval for any expense greater than $500. The Consulting Agreement may be terminated prior to the end of the term (i) with the mutual approval of the parties; (ii) with written notice by the non-breaching party, upon the breach of the agreement by the other party, and the failure to cure such breach within 30 days; or (iii) by Mr. Johnston, at any time, for any reason.

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The Consulting Agreement also contains standard assignment of inventions, indemnification and confidentiality provisions, subject to customary exceptions. Further, Mr. Johnston is subject to certain non-solicitation covenants during the term of the agreement and for 12 months thereafter.

Mr. Johnston is also eligible for discretionary equity bonuses and/or cash awards, from time to time in the discretion of the Compensation Committee and/or Board of Directors. Mr. Johnston’s compensation under the Consulting Agreement may be increased from time to time, by the Compensation Committee, or the Board of Directors (with the recommendation of the Compensation Committee), which increases do not require the entry into an amended Consulting Agreement.

Amanda Hammer, Former Chief Operating Officer

On and effective on May 1, 2023, we entered into an Employment Agreement with Mrs. Amanda Hammer. The Employment Agreement provided for Mrs. Hammer to serve as Chief Operating Officer of the Company for an initial three-year term extending through May 1, 2026, provided that the agreement was automatically renewable for additional one-year terms thereafter in the event neither party provided the other at least 60 days prior notice of their intention not to renew the terms of the agreement.

The agreement provided for Mrs. Hammer to receive an annual salary of $150,000 per year (the “Base Salary”). The Employment Agreement also required the Company to grant Mrs. Hammer a sign-on bonus of (a) 5,000 shares of common stock of the Company, vested in full upon issuance, and (b) options to purchase an additional 10,000 shares of common stock of the Company, with an exercise price of the greater of (i) $16.50 per share; and (ii) the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the date the Employment Agreement and the grant is approved by the Board (which date was May 1, 2023), and which exercise price was $16.50 per share, with options to purchase 3,333 shares vesting every 12 months that the Employment Agreement is in effect, subject to the terms of the Company’s 2022 Equity Incentive Plan. The options were exercisable for a period of ten years and are documented by a separate option agreement entered into by the Company and Mrs. Hammer (the “Option Agreement”).

Pursuant to the terms of the Employment Agreement, Mrs. Hammer’s annual compensation package included (1) a Base Salary (described above), subject to increases from time to time in the determination of the Compensation Committee of the Board (or the Board with the recommendation of the Compensation Committee), and (2) a discretionary bonus payment to be determined in the sole discretion of the Compensation Committee or the Board of Directors in the targeted amount of 100% of her Base Salary (the “Cash Bonus”). Mrs. Hammer is also eligible for discretionary equity bonuses and/or cash awards, from time to time in the discretion of the Compensation Committee and/or Board of Directors.

On, and effective on February 6, 2025, the Company, with the approval of the Board of Directors of the Company, with the recommendation of the Compensation Committee of the Board of Directors, entered into a First Amendment to Employment Agreement with Amanda Hammer, the Company’s Chief Operating Officer (the “Hammer Amendment”).

Pursuant to the Hammer Amendment, Ms. Hammer’s role with the Company was expanded to include serving as Chief Operating Officer of M&P; certain provisions of the employment agreement relating to the Company were amended to include both the Company and M&P; Ms. Hammer’s compensation was increased to $180,000 per year, effective February 1, 2025; and the Company agreed to pay Ms. Hammer a cash bonus of $15,000 within 30 days of the effective date of the Hammer Amendment.

On October 27, 2025, the Company entered into a Separation Agreement with Ms. Hammer pursuant to which (i) Ms. Hammer’s employment with the Company was terminated, effective October 22, 2025, and (ii) the Company agreed to pay Ms. Hammer a separation payment consisting of nine (9) months of pay at Ms. Hammer’s regular compensation rate (the “Separation Payment”). The Separation Payment was paid in equal monthly installments pursuant to the Company’s regular payroll schedule, commencing November 1, 2025 and continuing for eight (8) months thereafter until paid in full (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company may, at its discretion, request that Ms. Hammer provide consulting or project-based services related to her former role or areas of expertise at an hourly rate of $86, but any such engagement will be voluntary and subject to a mutually agreed written statement of work specifying the scope, duration, and services to be rendered. The Separation Agreement includes a customary release by Ms. Hammer, and additional customary confidentiality, non-interference, and mutual non-disparagement provisions.

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As a result of the Separation Agreement, Ms. Hammer’s Employment Agreement with the Company, dated effective May 1, 2023 and amended as of February 6, 2025, has been terminated, effective October 22, 2025.

Potential Payments Upon Termination

As described in greater detail above, under Mr. Cohen’s Amended and Restated Executive Employment Agreement, if Mr. Cohen’s employment is terminated due to his death or disability, Mr. Cohen or his estate is entitled to a lump sum cash severance payment equal to the sum of (i) his base salary accrued through the termination date; (ii) any unpaid cash bonus for the prior year that would have been paid had he not been terminated prior to such payment; and (iii) his targeted bonus for the year of termination, multiplied by the number of days in such year preceding the termination date divided by 365. Additionally, notwithstanding anything to the contrary in any equity agreement, any unvested stock options or equity compensation held by Mr. Cohen upon such termination will vest and be exercisable until the earlier of (A) ninety days from the termination date and (B) the latest date upon which such stock options or equity compensation would have expired by their original terms under any circumstances. Mr. Cohen or his estate is also entitled to benefits required under applicable employee benefit plans and continuation of health insurance benefits to the extent required by COBRA or other applicable law.

If Mr. Cohen’s employment is terminated by him without “Good Reason,” including upon his non-renewal of the A&R Agreement, or by the Company for “Cause,” he is entitled to his base salary accrued through the termination date and no other benefits, except benefits required under applicable employee benefit plans and continuation of health insurance benefits to the extent required by COBRA or other applicable law. Additionally, any unvested stock options or equity compensation held by Mr. Cohen will immediately terminate and be forfeited, unless otherwise provided in the applicable award, and previously vested stock options or other equity compensation will remain subject to the terms of the applicable equity agreements.

If Mr. Cohen’s employment is terminated by him for “Good Reason” or by the Company without “Cause,” including upon the Company’s non-renewal of the A&R Agreement, he is entitled to his base salary accrued through the termination date and any unpaid cash bonus for the prior completed calendar year that would have been paid had he not been terminated prior to such payment, plus a lump sum cash severance payment equal to the sum of (i) three times his current annual base salary and (ii) his targeted bonus for the year containing the termination date. The annual targeted bonus is 200% of base salary, subject to increase. Provided Mr. Cohen elects continued health insurance coverage through COBRA, the Company will also pay his monthly COBRA contributions, less any premium contribution paid by active Company employees, for twelve months following the termination date. These payments will cease if he obtains substantially similar health insurance coverage through subsequent employment or otherwise.

Additionally, upon such a termination for Good Reason, without Cause or upon the Company’s non-renewal, notwithstanding anything to the contrary in any equity agreement, any unvested stock options or equity compensation previously granted to Mr. Cohen will vest immediately and be exercisable until the earlier of (A) ninety days from the termination date and (B) the latest date upon which such stock options or equity compensation would have expired by their original terms under any circumstances. His M&P Bonus of up to $10 million will also vest in full. These termination benefits require a release effective within ninety days and compliance with his continuing inventions, confidentiality and restrictive covenants.

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Separately, upon a “Change of Control,” as defined in the A&R Agreement, during its term or within six months after Mr. Cohen’s termination of employment by him for Good Reason or by the Company without Cause or upon non-renewal, the Company is required to pay Mr. Cohen, within sixty days following the Change of Control, a lump sum cash payment equal to (x) three times the sum of (i) his current annual base salary and (ii) his most recent cash bonus, less (y) any severance payment actually paid to him under the A&R Agreement’s qualifying termination provisions. If no cash bonus determination has been made or the latest cash bonus was zero, the current year’s targeted bonus replaces that cash bonus.

Upon a Change of Control, the M&P Bonus also vests in full. Equity granted before the A&R Agreement remains governed by its award terms. Later equity awards must provide for immediate vesting upon an equity award change of control, whether or not employment continues, with exercise permitted until the earlier of ninety days after termination or original expiration.

Payments are subject to the A&R Agreement’s Section 280G cutback and Section 409A timing provisions.

Compensation of Directors

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2025. The compensation of our executive directors is included above under “Summary Executive Compensation Table.”

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($) (1) (2)(3)(4)	All Other Compensation ($)	Total ($)
Lorraine D’Alessio	$-	$269,250	$-	$269,250
Alex P. Hamilton	$-	$269,250	$-	$269,250
Dr. Kenny Myers	$-	$269,250	$-	$269,250

* The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)	In accordance with SEC rules, the amounts included in this column are the grant date fair value for awards granted in the fiscal years shown, computed in accordance with the stock-based compensation accounting rules that are a part of generally accepted accounting principles in effect in the United States (as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718), but excluding the effect of any estimated forfeitures of such awards. The values in this column reflect the full grant date fair value of all equity awards granted during the year, although the awards are subject to vesting periods based on continued employment.

(2)	No specific board compensation policy has been adopted to date; however, on October 14, 2022, we entered into offer letters with each of our three independent non-executive directors, Ms. D’Alessio, Mr. Hamilton and Dr. Myers. Pursuant to the Offer Letters, each non-executive director agreed to serve as a member of our Board of Directors, and we agreed to grant each non-executive director 5,000 shares of restricted common stock (the “Director Shares”). The Director Shares were issued under the Company’s 2022 Equity Incentive Plan (the “2022 Plan”), with the following vesting schedule: 1/3 of the Director Shares vested on October 14, 2022, and the remaining Director Shares vest annually in two increments on each of October 14, 2023 (vested) and 2024 (vested), subject to such directors continuing to provide services to the Company on such dates, and subject to the Restricted Stock Award agreements entered into in order to evidence such grants. The shares were valued at $15.00 per share for a total of $75,000 per director, or $225,000 in aggregate.

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(3)	On April 10, 2025, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, an aggregate of 75,000 fully vested and earned shares of Company common stock under the Company’s Amended and Restated Mangoceuticals, Inc. 2022 Equity Plan, in consideration as a bonus to the Company’s independent directors. The Plan has been registered on Form S-8 Registration Statements previously filed by the Company. Specifically, each of Ms. D’Alessio, Dr. Myers and Mr. Hamilton received 25,000 shares of the Company’s common stock valued at $1.57 per share.

(4)	On September 9, 2025, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, an aggregate of 300,000 fully vested and earned shares of Company common stock under the Company’s Amended and Restated Mangoceuticals, Inc. 2022 Equity Plan, in consideration as a bonus to the Company’s independent directors. The Plan has been registered on Form S-8 Registration Statements previously filed by the Company. Specifically, each of Ms. D’Alessio, Dr. Myers and Mr. Hamilton received 100,000 shares of the Company’s common stock valued at $2.30 per share.

No specific board compensation policy has been adopted to date, however, we expect that our non-executive directors will be granted equity compensation and paid cash, from time to time, for their services on the Board of Directors.

Key Man Insurance

We hold key man life insurance in the aggregate amount of $2,000,000 on the life of Jacob D. Cohen, the Chief Executive Officer of the Company.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 regarding the Company’s 2022 Equity Incentive Plan, as amended, under which equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding those in first column)
Equity compensation plans approved by the security holders (1)	2,156,667	$2.81	2,413,792
Equity compensation plans not approved by the security holders	-	-	-
Total	2,156,667	$2.81	2,413,792

(1)	Represents options issuable upon grants previously made under the Company’s 2022 Equity Incentive Plan, as amended, which is discussed under “Executive Compensation-2022 Equity Incentive Plan.”

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2022 Equity Incentive Plan

On August 31, 2022, the Board of Directors and our majority stockholders adopted the Company’s 2022 Equity Incentive Plan, which was amended by the Board of Directors on February 26, 2024, subject to stockholder approval, and ratified by the stockholders on March 25, 2024.

The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is currently the sum of (i) 10,000,000, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (x) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; and (y) 2,000,000 shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “evergreen” provision. Notwithstanding the foregoing, no more than a total of 26,000,000 shares of common stock (or awards) may be issued or granted under the 2022 Plan in aggregate, and no more than 26,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options. The total number of awards which may be issued under the 2022 Plan is currently 11,588,880.

All of our employees (including our affiliates), non-employee directors and consultants are eligible to participate in the 2022 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2022 Plan only to our employees (including our affiliates).

No awards are issuable by the Company under the 2022 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000, or $1,000,000 in the first year such non-employee director is appointed to the Board, or in the case of any non-employee chairperson of the Board, in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

Our Board of Directors has the authority to amend, suspend, or terminate our 2022 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopted our 2022 Plan. No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

As of the date of this Report, an aggregate of 102,672 shares are available for awards under the 2022 Plan, which allows for an aggregate of 11,588,880 total awards thereunder.

See also Proposal 3 which requests stockholder approval to increase the number of shares available for future awards under the 2022 Plan.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, which information is incorporated by reference where applicable in this “Certain Relationships and Related Transactions, and Director Independence” section, the following sets forth a summary of all transactions since January 1, 2024, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at December 31, 2025 or 2024, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest (other than compensation and related agreements described above under “Executive and Director Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Epiq Scripts

On September 1, 2022, and effective on August 30, 2022, we entered into a Master Services Agreement with Epiq Scripts, LLC, then 51% owned and controlled by Jacob D. Cohen, our Chairman and Chief Executive Officer. Pursuant to the Master Services Agreement and a related statement of work, Epiq Scripts agreed to provide for the online fulfillment, specialty compounding, packaging, shipping, dispensing and distribution of products sold exclusively via our website that may be prescribed as part of a telehealth consultation on our platform. Epiq Scripts also agreed to provide mail service pharmacy services to us on an exclusive basis during the term of the SOW.

Pursuant to the Master Services Agreement and a related statement of work (“SOW”), Epiq Scripts agreed to provide pharmacy and related services to the Company, the Company agreed to exclusively use Epiq Scripts as the provider of the Services (defined below) during the term of the agreement, so long as Epiq Scripts complies with the terms of the Master Services Agreement. The agreement also includes a 30 day right of first refusal for Epiq Scripts to provide pharmacy services for any new product that Mango may introduce during the term of the agreement.

Pursuant to the SOW, Epiq Scripts agreed to provide for the online fulfillment, specialty compounding, packaging, shipping, dispensing and distribution (collectively, the “Services”) of products sold exclusively via our website that may be prescribed as part of a telehealth consultation on our platform. Epiq Scripts also agreed to provide mail service pharmacy services to us on an exclusive basis during the term of the SOW.

We agreed to provide Epiq Scripts with all custom packaging materials, including but not limited to, individual sachet and/or blister packaging materials, outer box packaging, and any custom inserts and/or marketing information to accompany the prescription shipment, if any and to provide Epiq Scripts with quarterly sales forecasts to ensure Epiq Scripts has enough packaging materials on hand to cover a 90 day period. We agreed to pay for all direct shipping, delivery and related courier costs and to provide Epiq Scripts with direct access to any online accounts to access and generate shipping labels for the fulfillment and delivery of our products.

The SOW had an initial term through December 31, 2025, which is automatically renewable thereafter for successive one-year terms unless either party terminates the agreement at least 90 days before renewal thereof and the SOW is subject to the same termination rights of the parties as set forth in the Master Services Agreement (discussed below). Neither party provided the other notice of their intent to terminate the SOW prior to the automatic renewal date on December 31, 2025, and as such, the SOW renewed automatically for an additional one-year term through December 31, 2026.

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Pursuant to the SOW, we agreed to pay Epiq Scripts certain fixed rate fees for prescription fulfillment, processing and packaging (per prescription) and drug compounding (per pill), provided the per pill rate is reduced upon us exceeding 3,500 product packages per month.

Under the Master Services Agreement, we are solely responsible for billing and collecting funds from our customers and Epiq Scripts is paid out of funds that we actually collect.

The Master Services Agreement had a term of five years, automatically renewable to additional one-year terms thereafter unless either party provides the other notice of termination at least 90 days prior to the date of automatic renewal. The Master Services Agreement can be terminated (i) upon breach of the agreement by the other party, subject to a 90-day cure right, (ii) if a party enters into bankruptcy or fails to pay its debts as they become due, or (iii) if Epiq Scripts becomes unable to perform the services covered by the Master Services Agreement and any statements of work associated therewith.

Payments under the Master Services Agreement are due within 15 days after the end of each month during which collections are received. The Master Services Agreement contains customary confidentiality obligations, record retention provisions, audit rights, and representations and warranties of the parties. Each party to the Master Services Agreement agreed to indemnify, defend, and hold harmless the other and the other party’s officers, directors, shareholders, employees, and agents from and against any and all nonparty claims, or actions for damages, liabilities (including strict liability), penalties, costs and expenses (including reasonable legal fees, expenses and costs) to the proportionate extent caused by (1) the negligence or willful misconduct of the indemnitor or any of its employees or agents in connection with the performance of the agreement, or (2) any breach of any representation, warranty or covenant under the agreement by the indemnitor or any of its employees or agents. Additionally, the parties agreed that neither party will be liable to the other for special, incidental, or exemplary damages, subject to certain limited exceptions. The Master Services Agreement does not address product liability claims or assign any rights of indemnification or contribution in connection therewith.

On September 15, 2023, we entered into a First Addendum to Master Services Agreement (“MSA”) with Epiq Scripts (the “First Amendment”).

Pursuant to the First Amendment, the parties agreed to amend the MSA to include certain Right of first negotiation rights and right of first refusal rights (each as discussed below). Additionally, the First Amendment provides for certain rights to Epiq Scripts in the event that the Company seeks to obtain pharmaceutical services in connection with certain Company products (collectively, “Pharmaceutical Services”) in jurisdictions other than the United States, including, without limitation, Mexico and the United Kingdom, where Epiq Scripts does not currently maintain licenses or permits (“Future Jurisdictions”, which shall also include, to the extent applicable, any state in the United States in which Epiq Scripts does not then hold required permits or licenses for the provision of the Pharmaceutical Services) and/or to terminate Epiq Scripts’ rights to provide exclusive Pharmaceutical Services in any current state of the United States or Future Jurisdiction where Epiq Scripts may then be providing Pharmaceutical Services to the Company (each a “Current Jurisdiction”). To date, there have been no fees paid to Epiq Scripts pursuant to this agreement.

Specifically, the parties agreed in the First Amendment that should the Company decide to transfer any services provided by Epiq Scripts in a Current Jurisdiction to another pharmaceutical service provider (“Transferred Services”), the Company will be required to pay Epiq Scripts a fee of 1% of the total gross sales of all Prescription Products (defined below) by the Company resulting from the Transferred Services in the Current Jurisdiction, for a period of the lesser of (a) five (5) years from the date the Company transferred the Transferred Services; and (b) through the end of the term of the MSA (including where applicable, any renewal term)(the “Non-Use Fee”). The Non-Use Fee is payable monthly in arrears, for calendar quarters, by the 15th day following the end of each calendar quarter. “Prescription Products” means Products (as defined in the MSA) sold by the Company which must be prescribed by a medical doctor.

Notwithstanding the above, the Non-Use Fee shall not apply, and the Company shall not be obligated to pay any Non-Use Fee (a) in the event that the Transferred Services are provided directly by the Company or a majority-owned subsidiary of the Company; (b) in the event the Company decides to enter into an agreement with another pharmaceutical service provider to provide Pharmaceutical Services in a Future Jurisdiction; or (c) in connection with any services provided by any parties in any Future Jurisdictions.

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The First Amendment also provides that until the fifth anniversary of the First Amendment (September 15, 2028), the Company shall notify Epiq Scripts in writing of any plans to (a) expand its need for pharmacy services outside of those contemplated by the MSA; (b) expand its need for pharmacy services into a new jurisdiction which Epiq Scripts does not then operate in (including, but not limited to new countries); or (c) begin providing pharmacy services internally (either through organic growth or acquisition). Thereafter Epiq Scripts has the right to provide the Company written notice of its intention to provide such services (as described in (a) or (b) above, whereafter the Company is required to discuss and negotiate such services in good faith with Epiq Scripts for a period of not less than 15 days). Otherwise, in the event of the occurrence of an event discussed in (c) above, the Company is required to discuss the possibility of Epiq Scripts either co-operating the pharmacy or providing management services to the Company in good faith for 15 days. In the event after such 15 day period, the Company and Epiq Scripts cannot come to a mutually agreeable agreement, the Company is under no further obligation regarding the matter set forth in the notice provided to Epiq Scripts.

Finally, the First Amendment includes a requirement whereby if Epiq Scripts receives notice of any proposed fundamental transaction involving Epiq Scripts or its assets, including any agreement, arrangement, offer or proposal (including a letter of intent, term sheet, form of definitive agreement or definitive agreement) for an asset sale or acquisition, merger, acquisition or sale of securities, or redemption or repurchase of securities, Epiq Scripts must provide the Company notice of such offer within three days, after which receipt the Company will have the right of first refusal for 30 days to become the purchaser in connection with the notified transaction, on the terms, and subject to the conditions, set forth in such notified offer and pursuant to the conditions of the First Amendment.

On January 30, 2025, the Company, with the approval of the disinterested members of the Board of Directors and the Company’s Audit Committee, made up of independent members of the Board of Directors, entered into two Assignment, Assumption and Novation Agreements (the “Epiq Scripts Assignments”) with Epiq Scripts. Pursuant to the Epiq Scripts Assignments, the Company assigned all of its rights under (1) the MSA, as amended; and (2) the Consulting Agreement with Epiq Scripts discussed below, to M&P, M&P agreed to take responsibility for all obligations thereunder, effective as of the assignment date, and Epiq Scripts agreed to novate the responsibility of the Company thereunder, effective as of the assignment date. Additionally, we agreed to indemnify M&P for any liability under such agreements prior to the assignment date and M&P agreed to indemnify us against any liability under such agreements after the assignment date.

We paid Epiq Scripts a total of $60,000 upon our entry into the Master Services Agreement, comprising $45,000 as a one-time non-refundable technology systems setup and implementation fee and $15,000 as an upfront retainer to be credited towards the future provision of pharmacy and related services as outlined and detailed in the Master Services Agreement and SOW. All costs related to the pharmacy services provided by Epiq Scripts are listed as related party costs of revenues on our statement of operations.

On January 24, 2023, we entered into Consulting Agreements with four consultants to the Company: (1) Sultan Haroon; (2) John Helfrich; (3) Justin Baker; and (4) Maja Matthews, each of whom is also an employee of Epiq Scripts. Pursuant to the Consulting Agreements, the Consultants agreed to provide us services related to the research, development, packaging and marketing for additional pharmaceutical and other over-the-counter related products during the term of the agreement, which each have a term of 18 months unless otherwise earlier terminated due to breach of the agreement by either party and the failure to cure such breach 30 days after written notice thereof. In consideration for agreeing to provide the services under the agreement, the Company issued an aggregate of 23,332 shares of common stock to the consultants as follows: (1) Sultan Haroon 10,000 shares of restricted common stock; (2) John Helfrich 1,667 shares of restricted common stock; (3) Justin Baker 1,667 shares of restricted common stock; and (4) Maja Matthews 10,000 shares of restricted common stock. The shares issued to Haroon and Matthews vest at the rate of 3,333 shares upon entry into the agreement, 3,333 shares upon the Company’s successful launch of a new product category, and 3,334 shares upon the Company’s successful launch of a second and additional new product category, in each case prior to the 18-month anniversary of the applicable agreement, all of which shares have vested to date. The shares issued to Helfrich and Baker vest at the rate of 667 shares upon entry into the agreement, 500 shares upon the Company’s successful launch of a new product category, and 500 shares upon the Company’s successful launch of a second and additional new product category, in each case prior to the 18-month anniversary of the applicable agreement. The agreements contain customary confidentiality and non-solicitation provisions. The shares were valued at $15.00 per share for a total of $350,000.

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On September 15, 2023, we entered into a Consulting Agreement with Epiq Scripts. Pursuant to the Consulting Agreement, Epiq Scripts agreed to provide pharmacy consulting services in connection with the Company’s global expansion efforts, and as reasonably requested by the Company, during the term of the agreement, which is for five years, unless otherwise earlier terminated (a) due to breach of the agreement by either party and the failure to cure such breach 30 days after written notice thereof; (b) the mutual agreement of the parties; or (c) the date that Epiq Scripts provides the Company written notice of termination, which may be at any time and for any reason.

In consideration for agreeing to provide the services under the agreement, the Company agreed to pay Epiq Scripts (1) a one-time payment of $65,000, payable within ten days of the entry into the agreement, which was timely paid; and (2) a set fee, payable for each prescription drug pill sold by the Company for cash, to the extent such pill must be prescribed by a medical doctor, or sold through retail pharmacies over the counter, in jurisdictions where a doctor’s prescription is not required for the sale of such drugs, and sold in a Territory (defined below), which consideration per pill decreases each year that the agreement is in effect, and is only payable for the first five years of the agreement.

The Consulting Agreement further provides that no payments are due for the sale of any prescription pills until the First Sale.

Future payments are also required to be offset equitably for any prescription pill sold which is later refunded, charged back, returned, or reimbursed to a purchaser.

The agreement includes customary representations of the parties, confidentiality and non-solicitation provisions, rights of Epiq Scripts to audit the sales of prescription pills, subject to certain limitations and requirements, and the requirement that the Company reimburse certain expenses of Epiq Scripts, subject to certain limitations and pre-approvals.

On September 15, 2023, we entered into a First Addendum to Master Services Agreement with Epiq Scripts. Pursuant to the First Amendment, the parties agreed to amend the MSA to include certain Right of first negotiation rights and right of first refusal rights (each as discussed below). Additionally, the First Amendment provides for certain rights to Epiq Scripts in the event that the Company seeks to obtain pharmaceutical services in connection with certain Company products in jurisdictions other than the United States, including, without limitation, Mexico and the United Kingdom, where Epiq Scripts does not currently maintain licenses or permits and/or to terminate Epiq Scripts’ rights to provide exclusive Pharmaceutical Services in any current state of the United States or Future Jurisdiction where Epiq Scripts may then be providing Pharmaceutical Services to the Company.

Specifically, the parties agreed in the First Amendment that should the Company decide to transfer any services provided by Epiq Scripts in a Current Jurisdiction to another pharmaceutical service provider, the Company will be required to pay Epiq Scripts a fee of 1% of the total gross sales of all Prescription Products (defined below) by the Company resulting from the Transferred Services in the Current Jurisdiction, for a period of the lesser of (a) five (5) years from the date the Company transferred the Transferred Services; and (b) through the end of the term of the MSA (including where applicable, any renewal term)(the “Non-Use Fee”). The Non-Use Fee is payable monthly in arrears, for calendar quarters, by the 15th day following the end of each calendar quarter.

Notwithstanding the above, the Non-Use Fee shall not apply, and the Company shall not be obligated to pay any Non-Use Fee (a) in the event that the Transferred Services are provided directly by the Company or a majority-owned subsidiary of the Company; (b) in the event the Company decides to enter into an agreement with another pharmaceutical service provider to provide Pharmaceutical Services in a Future Jurisdiction; or (c) in connection with any services provided by any parties in any Future Jurisdictions.

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The First Amendment also provides that until the fifth anniversary of the First Amendment, the Company shall notify Epiq Scripts in writing of any plans to (a) expand its need for pharmacy services outside of those contemplated by the MSA; (b) expand its need for pharmacy services into a new jurisdiction which Epiq Scripts does not then operate in (including, but not limited to new countries); or (c) begin providing pharmacy services internally (either through organic growth or acquisition). Thereafter Epiq Scripts has the right to provide the Company written notice of its intention to provide such services (as described in (a) or (b) above, whereafter the Company is required to discuss and negotiate such services in good faith with Epiq Scripts for a period of not less than 15 days). Otherwise, in the event of the occurrence of an event discussed in (c) above, the Company is required to discuss the possibility of Epiq Scripts either co-operating the pharmacy or providing management services to the Company in good faith for 15 days. In the event after such 15 day period, the Company and Epiq Scripts cannot come to a mutually agreeable agreement, the Company is under no further obligation regarding the matter set forth in the notice provided to Epiq Scripts.

Finally, the First Amendment includes a requirement whereby if Epiq Scripts receives notice of any proposed fundamental transaction involving Epiq Scripts or its assets, including any agreement, arrangement, offer or proposal (including a letter of intent, term sheet, form of definitive agreement or definitive agreement) for an asset sale or acquisition, merger, acquisition or sale of securities, or redemption or repurchase of securities, Epiq Scripts must provide the Company notice of such offer within three days, after which receipt the Company will have the right of first refusal for 30 days to become the purchaser in connection with the notified transaction, on the terms, and subject to the conditions, set forth in such notified offer and pursuant to the conditions of the First Amendment.

On January 30, 2025, the Company, with the approval of the disinterested members of the Board of Directors and the Company’s Audit Committee, made up of independent members of the Board of Directors, entered into two Assignment, Assumption and Novation Agreements with Epiq Scripts, LLC, which is 51% owned by Jacob Cohen, the Company’s Chief Executive Officer and Chairman, and the Chief Executive Officer and sole director of Mango & Peaches Corp., the Company’s current subsidiary.

Pursuant to the Epiq Scripts Assignments, the Company assigned all of its rights under (1) a September 1, 2022, Master Services Agreement, as amended with Epiq Scripts; and (2) a September 15, 2023, Consulting Agreement with Epiq Scripts, to M&P, M&P agreed to take responsibility for all obligations thereunder, effective as of the assignment date, and Epiq Scripts agreed to novate the responsibility of the Company thereunder, effective as of the assignment date. Additionally, we agreed to indemnify M&P for any liability under such agreements prior to the assignment date and M&P agreed to indemnify us against any liability under such agreements after the assignment date.

Settlement Agreement

On May 5, 2025, the Company entered into a Compromise Settlement Agreement and Mutual Release (the “Settlement”) between the Company, Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman and 1800 Diagonal Lending, LLC (“1800 Diagonal”). Pursuant to the Settlement and in consideration for general releases of all parties, and the dismissal of a lawsuit with prejudice, pursuant to which 1800 Diagonal has made claims against the Company and Mr. Cohen, the Company agreed to issue 1800 Diagonal 62,500 shares of restricted common stock of the Company (the “Settlement Shares”). The Settlement Agreement was entered into following a mediation between the parties.

Greentree Service Agreements

On September 1, 2023, we entered into a service agreement with Greentree Financial Group, Inc. (“Greentree”). Pursuant to the Service Agreement, Greentree agreed to perform the following services: (a) bookkeeping services for the Company for the period from October 1, 2023 through September 30, 2024; (b) advice and assistance to the Company in connection with the conversion of its financial reporting systems, including its projected financial statements, to a format that is consistent with US GAAP; (c) assistance to the Company with compliance filings for the quarters ended September 30, 2023, March 31, 2024, June 30, 2024 and the year ended December 31, 2023, including the structure and entries as well as assistance with US GAAP footnotes; (d) reviewing, and providing advice to the Company on, all documents and accounting systems relating to its finances and transactions, with the purpose of bringing such documents and systems into compliance with US GAAP or disclosures required by the SEC; and (e) providing necessary consulting services and support as a liaison for the Company to third party service providers, including coordination amongst the Company and its attorneys, CPAs and transfer agent. Since February 2015, Mr. Eugene (Gene) M. Johnston, our Chief Financial Officer (who was appointed October 1, 2022) has served as an Audit Manager for Greentree.

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The Company agreed to issue Greentree 5,000 shares of the Company’s restricted common stock upon the parties’ entry into the agreement, and to pay Greentree $40,000 in cash, payable as follows: (a) $20,000 on or before September 30, 2023; (b) $20,000 on or before March 31, 2024. We also agreed to reimburse Greentree for its reasonable out-of-pocket expenses incurred in connection with Greentree’s activities under the agreement, including the reasonable fees and travel expenses for the meetings on behalf of the Company. The Service Agreement includes customary indemnification obligations requiring the Company to indemnify Greentree and its affiliates with regard to certain matters. The shares were valued at $16.95 per share for a total of $84,750.

On December 2, 2024, the Company entered into another service agreement with Greentree. The Company and Greentree were previously party to a service agreement which expired pursuant to its terms on September 30, 2024. Since February 2015, Mr. Eugene M. Johnston, our Chief Financial Officer (who was appointed October 1, 2022), has served as Audit Manager for Greentree.

Pursuant to the Service Agreement, Greentree agreed to perform the following services: (a) assistance to the Company with compliance filings for the quarters ended March 31, 2025, June 30, 2025, September 30, 2025, and the year ended December 31, 2024, including the consolidation structure and entries as well as assistance with United States Generally Accepted Accounting Principles (“US GAAP”) footnotes; (b) reviewing, and providing advice to the Company on, all documents and accounting systems relating to its finances and transactions, with the purpose of bringing such documents and systems into compliance with US GAAP or disclosures required by the Securities and Exchange Commission (the “SEC”); (c) providing necessary consulting services and support as a liaison for the Company to third party service providers, including coordination amongst the Company and its attorneys, certified public accountants and transfer agent; and (d) preparing and filing the Company’s tax returns with the Internal Revenue Service for the 2024 tax year.

The Company agreed to issue Greentree 40,000 shares of the Company’s restricted common stock upon the parties’ entry into the agreement (fully-earned upon issuance), and to pay Greentree $40,000 in cash, payable as follows: (a) $20,000 on or before December 31, 2024; and (b) $20,000 on or before March 31, 2025. We also agreed to reimburse Greentree for its reasonable out-of-pocket expenses incurred in connection with Greentree’s activities under the agreement, including the reasonable fees and travel expenses for the meetings on behalf of the Company.

The Service Agreement continued in effect through October 15, 2025, but may be terminated earlier with 45 days’ notice from the Company to Greentree, provided that in the event the Company terminates the agreement prior to the end of the Term, the entire cash fee due during the term of the Service Agreement is immediately due and payable.

The Service Agreement includes customary indemnification obligations requiring the Company to indemnify Greentree and its affiliates with regard to certain matters.

On January 12, 2026, we entered into another service agreement with Greentree. The Company and Greentree were previously party to a service agreement which expired pursuant to its terms on September 30, 2025. Since February 2015, Mr. Eugene M. Johnston, our Chief Financial Officer (who was appointed October 1, 2022), has served as Audit Manager for Greentree.

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Pursuant to the Service Agreement, Greentree agreed to perform the following services: (a) assistance to the Company with compliance filings for the quarters ended March 31, 2026, June 30, 2026, September 30, 2026, and the year ended December 31, 2025, including the consolidation structure and entries as well as assistance with United States Generally Accepted Accounting Principles (“US GAAP”) footnotes; (b) reviewing, and providing advice to the Company on, all documents and accounting systems relating to its finances and transactions, with the purpose of bringing such documents and systems into compliance with US GAAP or disclosures required by the Securities and Exchange Commission (the “SEC”); (c) providing necessary consulting services and support as a liaison for the Company to third party service providers, including coordination amongst the Company and its attorneys, certified public accountants and transfer agent; and (d) preparing and filing the Company’s tax returns with the Internal Revenue Service for the 2025 tax year.

The Company agreed to issue Greentree 40,000 shares of the Company’s restricted common stock upon the parties’ entry into the agreement (fully-earned upon issuance), and to pay Greentree $40,000 in cash, payable as follows: (a) $20,000 on or before January 15, 2026; and (b) $20,000 on or before March 31, 2026. We also agreed to reimburse Greentree for its reasonable out-of-pocket expenses incurred in connection with Greentree’s activities under the agreement, including the reasonable fees and travel expenses for the meetings on behalf of the Company. The 40,000 shares were issued to Greentree at a price of $0.785 per share for a total of $31,400.

The Service Agreement continued in effect through November 14, 2026, but may be terminated earlier with 45 days’ notice from the Company to Greentree, provided that in the event the Company terminates the agreement prior to the end of the Term, the entire cash fee due during the term of the Service Agreement is immediately due and payable. The Service Agreement includes customary indemnification obligations requiring the Company to indemnify Greentree and its affiliates with regard to certain matters.

Concurrent with the Greentree service agreements described above, Mr. Johnston also maintains a separate personal consulting agreement with the Company pursuant to which he serves as the Company’s Chief Financial Officer. Under his personal consulting agreement. Mr. Johnston does not receive any compensatory benefit from the agreement with Greentree. Mr. Johnston’s personal compensation is separately disclosed above and in “Executive and Director Compensation”. The Company’s Audit Committee has reviewed and approved both the Greentree service agreements and Mr. Johnston’s personal consulting arrangement on arms-length terms.

Mango & Peaches Agreements

On December 13, 2024, the Company, entered into a Parent Subsidiary Contribution Agreement with M&P, a then recently formed wholly-owned subsidiary of the Company. Pursuant to the Contribution Agreement, the Company contributed substantially all of its assets, including ownership of: (a) its 98% ownership of MangoRx Mexico S.A. de C.V., a Mexican Stock Company; and (b) its 100% ownership of MangoRx UK Limited, a company incorporated under the laws of the United Kingdom, to M&P, in order to restructure the ownership and operations of the Company, better segregate such operations and liabilities and provided for the issuance of a portion of the capital of M&P to Mr. Jacob Cohen, the Chief Executive Officer of the Company, as additional consideration to Mr. Cohen, as discussed in greater detail under “Executive and Director Compensation”—”Employment Agreements”—”Jacob D. Cohen, Chief Executive Officer”, pursuant to which the Company agreed to issue Mr. Cohen certain shares of common stock and Series A Preferred Stock of M&P (the issuance of which is discussed in greater detail below).

In consideration for the transfer of the assets, the Company received 4,999,999 shares of M&P’s common stock, bringing its ownership to 5,000,000 shares of common stock of M&P upon the closing of the Contribution Agreement.

Pursuant to the Contribution Agreement, M&P assumed all of the liabilities of the Company relating to the Contributed Assets contributed, but none of the other liabilities of the Company and the Company agreed to indemnify M&P against any damages relating to a breach of any representation or warranty of the Company in the Contribution Agreement, or any claim relating to the Contributed Assets, before the Contribution Effective Date (defined below); and M&P agreed to indemnify the Company against any damages relating to a breach of any representation or warranty of M&P in the Contribution Agreement, or any claim relating to the Contributed Assets, after the Contribution Effective Date. The Contribution Agreement and the contribution and assumption provided for therein was effective December 15, 2024.

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On January 9, 2025, M&P filed a Certificate of Designations of M&P, establishing the designations, preferences, limitations, and relative rights of its Series A Super Majority Voting Preferred Stock, with the Secretary of State of Texas, which was filed by the Texas Secretary of State on January 15, 2025, effective January 9, 2025. The Series A Designation designated 100 shares of Series A Super Majority Voting Preferred Stock, the rights of which are discussed in greater detail below:

The Series A Designation provides for the Series A Super Majority Voting Preferred Stock to have the following rights: No dividend, liquidation, redemption or conversion rights; voting rights providing that for so long as any shares of Series A Super Majority Voting Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, have the right to vote on all stockholder matters (including, but not limited to at every meeting of the stockholders of M&P and upon any action taken by stockholders of M&P with or without a meeting) equal to fifty-one percent (51%) of the total vote, and that so long as Series A Super Majority Voting Preferred Stock is outstanding, M&P shall not, without the affirmative vote of the holders of at least 66-2/3% of all outstanding shares of Series A Super Majority Voting Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the Certificate of Formation or the Bylaws of M&P so as to adversely affect the designations, preferences, limitations and relative rights of the Series A Super Majority Voting Preferred Stock, (ii) effect any reclassification of the Series A Super Majority Voting Preferred Stock, (iii) designate any additional series of preferred stock, the designation of which adversely effects the rights, privileges, preferences or limitations of the Series A Super Majority Voting Preferred Stock; or (iv) amend, alter or repeal any provision of the Series A Designation (except in connection with certain non-material technical amendments). Additionally, subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of Series A Super Majority Voting Preferred Stock are outstanding, M&P cannot without first obtaining the approval (by written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Super Majority Voting Preferred Stock, voting together as a class: (a) issue any additional shares of Series A Super Majority Voting Preferred Stock after the original issuance of shares of Series A Super Majority Voting Preferred Stock; (b) increase or decrease the total number of authorized or designated shares of Series A Super Majority Voting Preferred Stock; (c) effect an exchange, reclassification, or cancellation of all or a part of the Series A Super Majority Voting Preferred Stock; (d) effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Super Majority Voting Preferred Stock; or (e) alter or change the rights, preferences or privileges of the shares of Series A Super Majority Voting Preferred Stock so as to affect adversely the shares of such series, including the rights set forth in the Series A Designation.

On May 13, 2025, M&P issued 4,892,906 shares of its common stock and 100 shares of its Series A Super Majority Voting Preferred Stock to Jacob Cohen, the Chief Executive Officer and Chairman of the Company and the Chief Executive Officer of M&P, which was due pursuant to the terms of Mr. Cohen’s employment agreement with the Company, as amended.

Following the issuance of the M&P Stock, Mr. Cohen owns 49% of the outstanding common stock of M&P and separately has the right to vote fifty-one percent (51%) of the total vote on all M&P stockholder matters, voting separately as a class, pursuant to his ownership of the Series A Super Majority Voting Preferred Stock, giving him 75.2% voting control over M&P, which provide him the right to approve any merger or consolidation of M&P and/or any amendment to the Certificate of Formation of M&P.

Additionally, Mr. Cohen, pursuant to the terms of his Employment Agreement, as amended, discussed in greater detail under “Executive and Director Compensation”—”Employment Agreements”— “Jacob D. Cohen, Chief Executive Officer”, has the right to earn up to $10 million bonus (the “M&P Bonus”), which is convertible at his option, at a conversion price of $0.50 per share, into up to 20,000,000 shares of common stock of M&P. In the event the full amount of the M&P Bonus, vests to Mr. Cohen and he converts such entire M&P Bonus into 20,000,000 M&P Bonus Shares pursuant to the conversion terms thereof, he will own 81.3% of M&P outstanding common stock (not factoring in any other issuances), and 92.8% of M&P’ outstanding voting stock (as a result of the ownership of the M&P Series A Shares and not factoring in any future issuances). There is no assurance that any of the milestones will be reached by M&P and/or that any portion of the M&P Bonus will vest to Mr. Cohen or that any M&P Bonus Shares will be issued to Mr. Cohen. No portion of the M&P Bonus has been earned by Mr. Cohen to date.

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LT Global Agreement

On January 28, 2025, the Company, with the approval of the disinterested members of the Board of Directors and the Company’s Audit Committee, made up of independent members of the Board of Directors, entered into an LT Global Practice Management Service Agreement (the “LT Service Agreement”) with LT Global Practice Management (“LT Global”), which entity is owned by the wife of Mr. Jacob Cohen, the Company’s Chief Executive Officer and Chairman. Pursuant to the agreement, LT Global agreed to provide us virtual professionals at the rate of between $1,800 to $3,500 on a full-time basis per virtual professional. The agreement has a term beginning on January 15, 2025, and continuing until either party provides the other at least 30 days prior written notice. The agreement includes customary confidentiality requirements of the parties, indemnification requirements, and other provisions.

Business Combination and Related Agreements

On July 29, 2026, the Company entered into a Business Combination Agreement (the “BCA”) with Nuclea Energy Inc., a British Columbia corporation (“Nuclea”), Mr. Cohen as the principal stockholder of the Company, which agreement was subsequently terminated on August 19, 2026. The BCA contemplated a newly formed subsidiary of the Company (“Amalco Sub”) amalgamating with Nuclea under the Business Corporations Act (British Columbia)(the “Transaction”).

As a condition to closing of the Transaction, the Company and Jacob D. Cohen, the Company’s Chief Executive Officer, entered into a release and separation agreement (the “Release and Separation Agreement”) effective as of the execution of the BCA.

Pursuant to the Release and Separation Agreement, Mr. Cohen’s employment as Chief Executive Officer was to terminate effective upon the closing of the Transaction (the “Separation Date”). In lieu of the Change of Control Payment, M&P Bonus, Severance Payment, and Health Payment, as defined under his existing employment agreement, Mr. Cohen was to receive the following, similar, but modified severance package: (a) cash severance: $1,500,000 payable at closing; (b) bonus shares: 2,000,000 shares of Company common stock issued upon execution of the Release and Separation Agreement; (c) M&P warrant: a cashless warrant for $10,000,000 worth of Mango and Peaches Corp. common stock, to be issued upon closing of the Transaction; (d) equity acceleration: all unvested stock options and equity awards were to vest as of the date of Mr. Cohen’s separation with the Company; and (e) COBRA benefits: 12 months of company-paid COBRA continuation coverage. In consideration of the foregoing, Mr. Cohen agreed to a general release of claims against the Company. Non-disparagement and restrictive covenant obligations survive the separation.

The 2,000,000 shares of Company common stock were issued following the entry into the Release and Separation Agreement; however, all of the other consideration is no longer due and payable as the BCA has been terminated as discussed above and Mr. Cohen’s Employment Agreement, as discussed below, remains in full force and effect.

Related Party Loans and Advances

On March 18, 2024, the Company borrowed $50,000 from Cohen Enterprises, Inc., which is owned and controlled by Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman. The amount borrowed is payable on demand and does not accrue interest.

On April 1, 2024, the Company borrowed $100,000 from Cohen Enterprises, Inc., which is owned and controlled by Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman. The amount borrowed is payable on demand and does not accrue interest.

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On October 18, 2024, the Company entered into a $150,000 promissory note (the “Cohen Note”) with Cohen Enterprises, Inc. to evidence, document and memorialize (a) $50,000 loaned to the Company from Cohen Enterprises on March 18, 2024, and (b) $100,000 loaned to the Company from Cohen Enterprises on April 1, 2024, which amounts previously accrued no interest and were due on demand. The Cohen Note in the principal amount of $150,000, accrues interest at the rate of 8% per annum (12% upon the occurrence of an event of default), with interest accruing monthly in arrears and payable at maturity or earlier acceleration. The Cohen Note is due upon the earlier of January 2, 2025, and upon acceleration by Cohen Enterprises pursuant to the terms thereof upon default, or automatically upon certain bankruptcy events occurring. The Cohen Note may be prepaid without penalty, is unsecured and contains customary representations and covenants of the Company. The note includes customary events of default, and allows Cohen Enterprises the right to accelerate the amount due under the note upon the occurrence of such event of default, subject to certain cure rights.

On December 13, 2024, Cohen Enterprises entered into a Note Purchase Agreement with Mill End Capital Ltd. Pursuant to the Note Purchase, Mill End purchased all of Cohen Enterprises rights under the Cohen Note, issued by the Company as borrower, to Cohen Enterprises, as lender, in the original amount of $150,000, in consideration for $150,000. The terms of the note remain unchanged, however, the note is no longer considered a related party note.

On January 15, 2025, the Company entered into a Debt Conversion Agreement with Mill End. Pursuant to the Debt Conversion Agreement, the Company and Mill End agreed to convert the entire $150,000 owed by the Company under the Promissory Note, into an aggregate of 100,000 shares of restricted common stock of the Company, based on an agreed conversion price of $1.50 per share.

Pursuant to the Debt Conversion Agreement, which included customary representations and warranties of the parties, Mill End agreed that the shares of common stock issuable in connection therewith were in full and complete satisfaction of amounts owed under the Converted Note.

On May 2, 2025, the Company borrowed $100,000 from The Tiger Cub Trust, which trust is controlled by the Company’s Chief Executive Officer and Chairman, Jacob D. Cohen, and entered into a Promissory Note with Tiger Cub to evidence such loan, as discussed in greater detail above.

The Tiger Cub Note has a principal balance of $100,000. The Tiger Cub Note bears interest at a rate of 18% per annum, compounded monthly, and matures on the earliest of (i) May 2, 2026, (ii) acceleration upon an event of default at the option of the holder, or (iii) five business days following the closing of a Qualified Financing, as discussed below.

The Tiger Cub Note includes customary terms for promissory notes, including payment hierarchy, prepayment, default events, and remedies, and customary representations and warranties of the parties and covenants of the Company.

The Company may prepay the Tiger Cub Note at any time prior to maturity; however, any such prepayment will require a prepayment premium equal to the Make Whole Amount (defined below), minus any accrued interest as of the prepayment date, which is also payable upon prepayment. The “Make Whole Amount” is defined as an amount equal to the original principal amount of the Promissory Note, multiplied by the standard interest rate (18%), designed to approximate the holder’s expected return over the full term of the Promissory Note.

The Tiger Cub Note also includes a mandatory prepayment provision requiring repayment of the entire outstanding amount, together with accrued interest and a make-whole premium, within five business days following the closing of a Qualified Financing. A “Qualified Financing” is defined in the Tiger Cub Note as any fundraising transaction completed after the Tiger Cub Note’s effective date, other than a sale of notes on substantially similar terms as the Tiger Cub Note, undertaken primarily for the purpose of raising capital.

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In the event of default, including nonpayment, material breaches, insolvency events, or material adverse effects, the holder may declare the outstanding obligations under the Tiger Cub Note immediately due and payable (in the event of bankruptcy such repayment obligation is immediate, without notice) and immediately upon the occurrence of an event of default, without any required notice of, or action by, holder, the principal amount of the Tiger Cub Note automatically increases to an amount equal to the then outstanding balance of the Tiger Cub Note, plus the Make Whole Amount.

On, and effective on July 21, 2025, the Company entered into an Agreement to Amend Promissory Note, with Tiger Cub, pursuant to which (a) Tiger Cub and the Company agreed to amend and restate the Tiger Cub Note into an Amended and Restated Convertible Promissory Note; and (b) the Company granted Tiger Cub warrants to purchase 50,000 shares of common stock. The Agreement to Amend included certain representations and warranties to Tiger Cub. The A&R Tiger Cub Note amended and restated the Tiger Cub Note to (a) provide Tiger Cub the option to convert the principal and accrued interest under the note into shares of common stock of the Company at a conversion price each to the greater of (x) (1) $1.50; (2) if the A&R Tiger Cub Note was entered into prior to the close of market on the date entered into, the greater of (i) the consolidated closing bid price, and the (ii) closing price, of the common stock of the Company on the last trading day prior to the date the A&R Tiger Cub Note was entered into, plus $0.125; and (3) if the A&R Tiger Cub Note was entered into after the close of market on the date entered into, the greater of (i) the consolidated closing bid price, and the (ii) closing price, of the common stock of the Company on the date the A&R Tiger Cub Note was entered into, plus $0.125, and (y) the lowest price per share of common stock which would not, under applicable rules of the Nasdaq Capital Market, require stockholder approval for such issuance of common stock in connection with a conversion, taking into account all securities issuable in connection therewith—which conversion price was $1.785; and (b) remove the Mandatory Prepayment requirement.

The Tiger Cub Warrants have an exercise price of $1.815 per share, a term through July 21, 2028 and cash only exercise rights.

On December 4, 2025, the Company borrowed $75,000 from The Tiger Cub Trust, which trust is controlled by the Company’s Chief Executive Officer and Chairman, Jacob D. Cohen, and entered into a Promissory Note with Tiger Cub to evidence such loan.

The Promissory Note has a principal balance of $75,000. The Promissory Note bears interest at a rate of 18% per annum, compounded monthly, and matures on the earliest of (i) December 4, 2026, (ii) acceleration upon an event of default at the option of the holder, or (iii) five business days following the closing of a qualified financing, as discussed below. On December 19, 2025, the note was paid in full, including accrued interest due through maturity of $13,500.

During the three months ended June 30, 2026, the Company borrowed $104,944 from Tiger Cub. The loans are unsecured, bears 0% interest and are due on demand, of which $60,000 was repaid. The principal balance owed to Tiger Cub was $44,944 as of June 30, 2026.

The Company’s Chairman and Chief Executive Officer, Jacob D. Cohen, has made his personal credit card available for purchases on behalf of the Company to cover various general and administrative expenses. Mr. Cohen has been repaid a total of $1,297,458 as of the date of this Proxy Statement for Company purchases made on his personal credit card.

Related Party Revenues

Cost of revenues – related party, representing amounts paid to Epiq Scripts, our related party pharmacy (as discussed above) for pharmacy services, totaled $44,750 and $81,851 for the six months ended June 30, 2026 and 2025, respectively, which decrease in the current period was due to the decrease in revenue.

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Review, Approval and Ratification of Related Party Transactions

Our Audit Committee is tasked with reviewing related party transactions to determine whether such transactions are fair to the Company and its stockholders. The Audit Committee of the Board of Directors of the Company will also review and approve any issues relating to conflicts of interests and all related party transactions of the Company (“Related Party Transactions”). The Audit Committee, in undertaking such review will analyze the following factors, in addition to any other factors the Audit Committee deems appropriate, in determining whether to approve a Related Party Transaction: (1) the fairness of the terms for the Company (including fairness from a financial point of view); (2) the materiality of the transaction; (3) bids / terms for such transaction from unrelated parties; (4) the structure of the transaction; (5) the policies, rules and regulations of the U.S. federal and state securities laws; (6) the policies of the Committee; and (7) interests of each related party in the transaction.

The Audit Committee will only approve a Related Party Transaction if the Audit Committee determines that the terms of the Related Party Transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the Audit Committee are deemed a related party, the Related Party Transaction will be considered by the disinterested members of the Board of Directors in place of the Committee.

In addition, our Code of Business Conduct and Ethics (described above under “Management—Code of Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of copies of Section 16(a) of the Exchange Act reports filed by such persons, we believe that all filings required to be made under Section 16(a) during the twelve months ending December 31, 2025 were timely made, except that Lorraine D’Alessio and Dr. Kenny Myers, our independent directors, Eugene Johnston, our Chief Financial Officer, and Jacob Cohen, our Chief Executive Officer, each inadvertently failed to timely disclose one transaction on Form 4 and as a result, each filed one Form 4 untimely and Alex P. Hamilton, our independent director, inadvertently failed to timely disclose two transactions on Form 4 and as a result two Form 4s were untimely filed.

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PROPOSAL 1
ELECTION OF DIRECTORS

General

At the annual meeting, four directors are to be elected for a one-year term, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected the following nominees for election: Jacob D. Cohen, Lorraine D’Alessio, Alex P. Hamilton and Dr. Kenny Myers, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating and Corporate Governance Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

What Vote Is Required To Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “withhold authority” and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at four. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

Board Recommendation

The Board recommends that you vote “FOR ALL” Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE FOUR NOMINEES.

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PROPOSAL 2
AMENDMENT TO CERTIFICATE OF FORMATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT

General

At the Annual Meeting, stockholders will be asked to grant discretionary authority to the Board of Directors to (A) approve an amendment to Article 6 of the Company’s Certificate of Formation, as amended (the “Reverse Stock Split Amendment”) to effect a reverse stock split of the Company’s issued and outstanding shares of common stock by a ratio of between one-for-two and one-for-twenty-five, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 30, 2027; and (B) determine whether to arrange for the disposition of fractional interests by stockholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholder to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number (the “Reverse Stock Split”). A vote “FOR” Proposal 2 will constitute approval of the Reverse Stock Split Amendment and will grant the Board the authority to determine whether to implement the Reverse Stock Split; to select the Reverse Stock Split ratio out of the range approved by the Company’s stockholders at the Annual Meeting; and to determine whether to pay cash for fractional shares or round fractional shares up to the nearest whole share. The Board expects to authorize the consummation of the Reverse Stock Split only if and to the extent necessary to regain and maintain compliance with the Nasdaq listing requirements, as further discussed under “Purpose” below. Upon the effectiveness of the Reverse Stock Split (the “Effective Date”), the issued and outstanding shares of the Company’s common stock immediately prior to the Effective Date will be reclassified into a fewer number of shares based on the Reverse Stock Split ratio selected by the Board.

The Reverse Stock Split, as more fully described below, will not change the number of authorized shares of common stock or preferred stock or the par value of the Company’s common stock.

The description in this Proxy Statement of the proposed Reverse Stock Split Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Form of Certificate of Amendment to the Certificate of Formation, as amended (the “Certificate of Formation”) attached to this Proxy Statement as Appendix A, which is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

The Board of Directors will not approve a Reverse Stock Split in a ratio which results in the Company not meeting the listing requirements of Nasdaq, relating to the minimum number of holders immediately after such amendment becomes effective.

Purpose

The sole purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will likely be necessary to maintain the listing of our common stock on the Nasdaq Capital Market. In the event that the Board, in its sole discretion determines to implement the Reverse Stock Split for such purpose, the Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the common stock.

Maintain our listing on the Nasdaq Capital Market. Our common stock is traded on the Nasdaq Capital Market. On February 4, 2026, the Company was notified by Nasdaq (the “Nasdaq Letter”) that it no longer satisfied the minimum bid price requirement for continued listing, of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). The Nasdaq Letter provided that the Company has 180 calendar days from the date therein to regain compliance (i.e., until August 3, 2026)(the “Expiration Date”). If the Company failed to regain compliance by the Expiration Date, the Company could be granted a second 180-day grace period, or until February 1, 2027 (the “Second Nasdaq Extension Period”), within which to comply with the Nasdaq minimum bid price requirement, so long as the Company met The Nasdaq Capital Market initial listing criteria (except for the bid price requirement) and notified Nasdaq in writing of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split. On August 4, 2026, Nasdaq provided the Company through the end of the Second Nasdaq Extension Period to regain compliance with the minimum bid price requirement. If the Company does not regain compliance during the allotted compliance period, our common stock will be subject to delisting by Nasdaq. As of the date of this Proxy Statement, our stock price has not had a minimum bid price of at least $1.00 for at least ten (10) consecutive business days since the date of the Nasdaq Letter. In the event that our stock price satisfies the minimum bid price requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, the Board may not implement the Reverse Stock Split.

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We were previously out of compliance with the Minimum Bid Price Requirement from approximately October 30, 2023 to October 20, 2024, which non-compliance was cured by affecting a prior 1-for-15 reverse stock split of our outstanding common stock which was effective October 16, 2024.

Nasdaq Listing Rule 5810(c)(3)(A)(iv) provides that if a listed company’s security fails to meet the minimum bid price requirement and (a) the Company has effected a reverse stock split over the prior one-year period; or (b) has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the Company is not eligible for a compliance period to address the minimum bid price requirement and will be automatically suspended from Nasdaq, subject to rights to appeal the delisting to a hearings panel. This restriction applies even if the listed company was in compliance with the minimum bid price requirement at the time of its prior reverse stock split. As a result of the above, if a listed company, like the Company, effects a reverse stock split but its security subsequently falls out of compliance with the minimum bid price requirement within a one-year period or has affected reverse stock splits with a cumulative ratio of 1-to-250 or more over the prior two year period, it will be issued a delisting determination rather than being granted a compliance period.

As a result, if:

(1)	we again fail to meet the minimum bid price requirement within one year of the effective date of the Reverse Stock Split; or

(2)	we fail to meet the minimum bid price requirement more than one year, but before two years after the effective date of the Reverse Stock Split, and the cumulative ratio of the Reverse Stock Split and any future reverse stock split is greater than 1-to-250,

Nasdaq will issue a delisting notification and our common stock will be automatically suspended from trading on Nasdaq, subject to our right to appeal the delisting determination to a hearings panel, provided that our common stock will trade in the over-the-counter (OTC) market while the appeal is pending.

Separately, Nasdaq Listing Rule 5810(c)(3)(A) provides that if a listed company takes a corporate action, such as a reverse stock split, to regain compliance with the minimum bid price requirement, and that action results in the listed company falling below the threshold for another Nasdaq listing requirement (e.g., the Nasdaq Capital Market continued listing requirement that a listed company have at least 500,000 publicly held shares), the listed company will not be granted a compliance period for the new deficiency. In that case, the listed company must cure both deficiencies within the compliance period(s) applicable to the minimum bid price requirement deficiency.

Finally, pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iii), if our common stock has a closing bid price of $0.10 or less for 10 consecutive business days during any compliance period imposed as a result of noncompliance with the minimum bid price requirement, Nasdaq will issue a delisting determination; however, unlike the process as discussed above for the determination of excessive reverse stock splits, suspension of trading of our common stock will generally be stayed while any appeal is pending.

The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our common stock from the Nasdaq Capital Market. Delisting our common stock could adversely affect the liquidity of our common stock because alternatives, such as the OTCQB Market maintained by OTC Markets, Inc. and/or the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common stock.

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Improve the marketability and liquidity of the common stock. In the event the Board elects to implement the Reverse Stock Split in order to avoid the delisting of our common stock from the Nasdaq Capital Market, we also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our common stock, is in the best interests of the Company and our stockholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

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Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of the Nasdaq. The Board expects that the Reverse Stock Split of our common stock will increase the market price of our common stock so that we are able to regain and maintain compliance with the Nasdaq minimum bid price listing standard. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable Nasdaq rules, to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on the Nasdaq Capital Market, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. Accordingly, we cannot assure you that we will be able to maintain our Nasdaq listing after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed Reverse Stock Split may decrease the liquidity of our common stock. The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of common stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

There can be no assurance that the total market capitalization of our common stock (the aggregate value of our common stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. There can be no assurance that the market price per share of our common stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

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If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve. While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split. If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Because the number of authorized shares of our common stock will not be reduced proportionately, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. Because the number of authorized shares of our common stock will not be reduced proportionately, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed reverse stock split, we already have a substantial number of authorized, but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

Principal Effects of the Reverse Stock Split

Common stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Certificate of Formation, the Company will file a certificate of amendment to the Certificate of Formation with the Secretary of State of the State of Texas. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of common stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of common stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of common stock issuable under, and other terms of, our stock plans, as well as to the number of shares of common stock issuable under, and the exercise price of, our outstanding options and warrants.

Except for adjustments that may result from the treatment of fractional shares of common stock as described below, because the Reverse Stock Split would apply to all issued shares of our common stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment to the Certificate of Formation itself would not change the number of authorized shares of our common stock or the par value thereof. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized common stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of common stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the conversion and/or exercise of the Company’s outstanding warrants and options, these additional shares of common stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

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While the Reverse Stock Split will make additional shares of common stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with the Nasdaq minimum bid price listing standard, which compliance will be the sole factor in determining the ratio of the Reverse Stock Split.

The following table sets forth the approximate number of issued and outstanding shares of common stock, net income (loss) per share for the three and six months ended June 30, 2026, and the approximate exercise prices of our outstanding warrants and options, each in the event of a 1-for-2, 1-for-10, 1-for-15, 1-for-20 and 1-for-25 Reverse Stock Split:

		After a 1:2	After a 1:10	After a 1:15	After a 1:20	After a 1:25
	Pre-Reverse	Reverse	Reverse	Reverse	Reverse	Reverse
	Stock Split	Stock Split	Stock Split	Stock Split	Stock Split	Stock Split
Common Stock authorized (1)	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000
Common Stock outstanding	22,224,422	11,112,211	2,222,442	1,481,628	1,111,221	888,977
Number of shares of Common Stock reserved for issuance upon exercise of outstanding warrants (2)	3,585,401	1,792,701	358,540	239,027	179,270	143,416
Number of shares of Common Stock reserved for issuance upon exercise of outstanding options (3)	2,010,000	1,005,000	201,000	134,000	100,500	80,400
Number of shares of Common Stock reserved for issuance under outstanding equity incentive plans (4)	102,672	51,336	10,267	6,845	5,134	4,107
Number of shares of Common Stock authorized but unissued and unreserved	172,077,505	186,038,752	197,207,751	198,138,500	198,603,875	198,883,100

Net loss applicable to Common Stock per share for the quarter ended June 30, 2026	$(0.09)	$(0.18)	$(0.90)	$(1.35)	$(1.80)	$(2.25)
Net loss applicable to Common Stock per share for the six months ended June 30, 2026	$(0.57)	$(1.14)	$(5.70)	$(8.55)	$(11.40)	$(14.25)
Weighted Average Exercise Price of Outstanding Warrants (2)	$1.80	$3.60	$18.00	$27.00	$36.00	$45.00
Weighted Average Exercise Price of Outstanding Options (3)	$0.53	$1.06	$5.30	$7.95	$10.60	$13.25

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These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(1)	There will be no change to the 200,000,000 authorized shares of common stock of the Company as a result of the Reverse Stock Split.

(2)	Includes warrants to purchase (a) 65,033 shares of common stock with an exercise price of $15.00 per share; (b) 5,833 shares of common stock with an exercise price of $75.00 per share; (c) 21,467 shares of common stock with an exercise price of $5.63 per share; (d) 544,857 shares of common stock with an exercise price of $1.50 per share; (e) 35,227 shares of common stock with an exercise price of $3.00 per share; (f) 275,482 shares of common stock with an exercise price of $1.82 per share; (g) 50,000 shares of common stock with an exercise price of $1.80 per share; (h) 1,930,502 shares of common stock with an exercise price of $1.42 per share, and; (i) 657,000 shares of common stock with an exercise price of $1.00 per share.

(3)	Includes options to purchase (a) 10,000 shares of common stock with an exercise price of $16.50 per share and (b) 2,000,000 shares of common stock with an exercise price of $0.45 per share.

(4)	Does not include any increase in the number of shares reserved under the Company’s 2022 Equity Incentive Plan in the event that Proposal 3 herein is approved by stockholders at the Meeting.

Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the 2022 Equity Incentive Plan, the number of shares of common stock issuable upon exercise of our stock options and other equity awards (including shares reserved for issuance under the equity compensation plans) will be proportionately adjusted by the applicable plan administrator, using the ratio approved by the Board of Directors for the Reverse Stock Split (between 1-for-2 and 1-for-25, inclusive). In addition, the exercise price for each outstanding stock option will be increased in inverse proportion to the ratio approved by the Board of Directors for the Reverse Stock Split (between 1-for-2 and 1-for-25, inclusive) such that upon an exercise, the aggregate exercise price payable by the optionee to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the Reverse Stock Split, subject to the terms of such securities.

Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of common stock issuable upon the exercise or conversion of any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of common stock subject to restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares of common stock. The number of shares of common stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares of common stock. See also the table above.

Warrants. As a result of the Reverse Stock Split, the number of shares of common stock issuable upon exercise of each outstanding warrant to purchase shares of common stock of the Company, including, but not limited to, our publicly-traded warrants, will decrease in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split and the exercise price of each outstanding warrant to purchase shares of common stock will increase in proportion to the final reverse stock ratio approved by the Board in connection with the Reverse Stock Split, such that the aggregate exercise price payable upon exercise of each outstanding warrant to purchase shares of common stock of the Company will remain the same both before and after the Reverse Stock Split. See also the table above.

Listing. Our shares of common stock currently trade on the Nasdaq Capital Market. The Reverse Stock Split will not directly affect the listing of our common stock on the Nasdaq Capital Market, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with Nasdaq’s minimum bid price listing requirement. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq Capital Market under the symbol “MGRX,” although our common stock is expected to have a new CUSIP number, a number used to identify our common stock.

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“Public Company” Status. Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of common stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of common stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Certificate of Formation presently authorizes 200,000,000 shares of common stock and 10,000,000 shares of blank check preferred stock, of which no shares are designated. The Reverse Stock Split would not change the number of authorized shares of the common stock or blank check preferred stock. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares of common stock remaining available for issuance by us in the future would increase. See also the table above.

Such additional shares would be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for common stock. We believe that the availability of the additional shares of common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of common stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Texas law and Nasdaq rules. If we issue additional shares of common stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our common stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of common stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of common stock to issued shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

The Reverse Stock Split will also have no effect on any designated series of preferred stock (of which there are none as of the date of this Proxy Statement), except for automatic adjustments to the voting and conversion rights associated therewith in proportion to the Board approved Reverse Stock Split ratio, in order for such voting and conversion rights to remain proportional to the common stock of the Company following the Reverse Stock Split.

Fractional Shares

No scrip would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the final reverse ration. Instead, the Board will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number.

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If the Board determines to arrange for the disposition of fractional interests by stockholders entitled thereto or to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the Board will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from either: (i) the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon due surrender of any certificate previously representing a fractional share, in an amount equal to such holder’s fractional share based upon the closing sale price of the common stock on the trading day immediately prior to the effective time of the Reverse Stock Split as reported on the Nasdaq Capital Market, or other principal market of the common stock, as applicable, as of the date the Reverse Stock Split is effected; or (ii) the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board determines to dispose of fractional interests pursuant to clause (ii) above, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s open market sales of shares that would otherwise be fractional shares.

The ownership of a fractional share interest following the Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the cash payment, or, if the Company so determines, to receive the number of shares rounded up to the next whole number, as described above.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of an amendment that gives the board the discretion to implement a reverse stock split at a ratio of between one-for-two and one-for-twenty-five, inclusive, for the potential Reverse Stock Split is advisable and in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the proposed Reverse Stock Split ratios provide us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will not be more than one-for-twenty-five, nor less than one-for-two. The Company will publicly announce the chosen ratio at least two business days prior to the effectiveness of the Reverse Stock Split and the Reverse Stock Split will be implemented by the one-year anniversary of the date on which the Annual Meeting is held, if at all.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

●	the per share price of our common stock immediately prior to the Reverse Stock Split;

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●	the expected stability of the per share price of our common stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions.

Potential Consequences if the Reverse Split Proposal is Not Approved

If the Reverse Stock Split is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our common stock on The Nasdaq Capital Market by increasing the per share trading price of our common stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from The Nasdaq Capital Market.

Effective Date and Time of the Reverse Stock Split

If the Reverse Stock Split is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the amendment to our Certificate of Formation to affect the Reverse Stock Split is accepted and recorded by the office of the Secretary of State of the State of Texas, or such later effective date and time as set forth in the amendment (the Effective Date). However, notwithstanding approval of the Reverse Stock Split by our stockholders, the Board will have the sole authority to elect whether or not and when (prior to December 30, 2027, the one-year anniversary of the Annual Meeting) to amend our Certificate of Formation to effect the Reverse Stock Split.

No Dissenters’ Rights

Under Texas law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that are applicable to United States holders (as defined below). It does not address any state, local or non-U.S. income or other tax consequences, or any U.S. federal estate, gift, or other non-income tax consequences. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), Treasury Regulations promulgated under the Internal Revenue Code, published rulings and procedures of the Internal Revenue Service, and court decisions, all as of the date hereof. These authorities are subject to change or differing interpretation, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

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This discussion does not address all U.S. federal income tax consequences relevant to United States holders of common stock. In addition, it does not address consequences relevant to United States holders that are subject to special U.S. tax rules, including, without limitation, stockholders that are:

●	persons who do not hold their common stock as a “capital asset” within the meaning of Section 1221 of the Internal Revenue Code;

●	brokers or dealers in securities;

●	banks or other financial institutions;

●	insurance companies;

●	“real estate investment trusts”;

●	“regulated investment companies”;

●	“S corporations”;

●	tax-exempt organizations;

●	governments, agencies or instrumentalities thereof, or entities they control;

●	partnerships, grantor trusts or other entities that are treated as pass-through entities for U.S. federal income tax purposes, and their owners;

●	persons who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

●	persons who hold their shares as part of a hedge, wash sale, synthetic security, conversion transaction, or other integrated transaction;

●	persons that have a functional currency other than the U.S. dollar;

●	traders in securities who elect to apply a mark-to-market method of accounting;

●	persons who hold shares of common stock that may constitute “qualified small business stock” under Section 1202 of the Internal Revenue Code or “Section 1244 stock” for purposes of Section 1244 of the Internal Revenue Code;

●	persons who acquired their shares of stock in a transaction subject to the gain rollover provisions of Section 1045 of the Internal Revenue Code;

●	persons subject to special tax accounting rules as a result of any item of gross income with respect to common stock being taken into account in an “applicable financial statement” (as defined in the Internal Revenue Code);

●	persons deemed to sell common stock under the constructive sale provisions of the Internal Revenue Code;

●	persons who acquired their shares of common stock pursuant to the exercise of options or otherwise as compensation or through a tax-qualified retirement plan or through the exercise of a warrant or conversion rights under convertible instruments; and

●	certain expatriates or former citizens or long-term residents of the United States.

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Stockholders subject to any of the special U.S. tax rules that are described in this paragraph are urged to consult their own tax advisors regarding the consequences to them of the Reverse Stock Split.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding common stock or any other person not addressed by this discussion, you should consult your tax advisors regarding the tax consequences of the Reverse Stock Split.

Consequences to United States holders of the Reverse Stock Split — Generally.

A United States holder, as used herein, is a stockholder that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a corporation or any other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if either (i) a United States court can exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of Section 7701(a)(30) of the Internal Revenue Code) are authorized to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of common stock as described below, no gain or loss should be recognized by a United States holder upon such United States holder’s exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split. The aggregate adjusted tax basis of the post-Reverse Stock Split shares of common stock received should equal the aggregate adjusted tax basis of the pre-Reverse Stock Split shares of common stock exchanged therefor, reduced by any tax basis allocated to a fractional share for which cash is received and increased by any income or gain recognized upon receipt of an additional fractional interest resulting from rounding up to a whole share, subject to the discussion below.

If the Board determines to pay cash in lieu of fractional shares of common stock, a United States holder receiving such cash generally should be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having received cash in redemption of that fractional share. If the redemption qualifies for sale or exchange treatment under Section 302 of the Internal Revenue Code, the United States holder generally should recognize capital gain or loss equal to the difference between the cash received and the holder’s adjusted tax basis allocable to the fractional share, assuming the common stock is held as a capital asset. Such capital gain or loss generally should be long-term if the holder’s holding period for the fractional share, including the holding period of the pre-Reverse Stock Split shares surrendered, exceeds one year as of the effective date of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.

Whether a cash payment qualifies for sale or exchange treatment under Section 302 depends on the United States holder’s particular circumstances, including the application of constructive ownership rules. If the payment does not qualify for sale or exchange treatment, it generally will be treated as a dividend to the extent of the Company’s current or accumulated earnings and profits, then as a tax-free return of capital to the extent of the holder’s applicable adjusted tax basis, and thereafter as capital gain. Special basis adjustment rules may apply in that event. United States holders should consult their tax advisors regarding the treatment of cash received in lieu of fractional shares, including the application of Section 302 and the constructive ownership rules.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain, and a United States holder that receives a whole share of common stock in lieu of a fractional share of common stock may recognize income, which may be characterized as either capital gain or as a dividend, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the United States holder was otherwise entitled. The holding period for the portion of a share of common stock treated as a distribution or as to which a United States holder recognizes gain might not include the holding period of pre-Reverse Stock Split shares of common stock surrendered. United States holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

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Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our common stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into common stock will also automatically be adjusted on the Effective Date.

Our transfer agent, ClearTrust, LLC, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, we plan to mail stockholders of record written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of common stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of common stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

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Book-Entry Shares

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered shares of common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form.

Right to Abandon Proposal

Notwithstanding stockholder approval of the Reverse Stock Split, the Board reserves the right, in its sole discretion and without further action by stockholders, to abandon the Reverse Stock Split at any time prior to its effectiveness and elect not to implement it.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them under our equity incentive plans.

Vote Required

Under the Texas Business Organizations Code, the affirmative vote of the holders of at least two-thirds of the outstanding voting shares is typically required to approve certain fundamental transactions, including amending a Texas company’s Certificate of Formation, approving mergers and conversions, and winding up the corporation; however, in compliance with the Texas Business Organizations Code, and as allowed thereby, our Certificate of Formation, as amended, provides that all such fundamental transactions may be approved by majority vote of stockholders.

As a result, Proposal 2 requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 2 to grant discretionary authority to the Company’s Board of Directors to (A) approve an amendment to our Certificate of Formation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-two to one-for-twenty-five inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 30, 2027; and (B) determine whether to arrange for the disposition of fractional interests by stockholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholder to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number.

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PROPOSAL 3
ADOPTION OF THE THIRD AMENDMENT TO THE Mangoceuticals, Inc. 2022 EQUITY INCENTIVE PLAN

General

On August 31, 2022, the Board of Directors and our majority stockholders adopted the Mangoceuticals, Inc. 2022 Equity Incentive Plan (the “Original 2022 Plan”). On February 26, 2024, the Board approved the First Amendment to the Mangoceuticals, Inc. 2022 Equity Incentive Plan, which increased the number of shares available for issuance thereunder. On March 25, 2024, at a special meeting of stockholders, the stockholders of the Company approved the First Amendment (the “First Amendment”). On February 15, 2025, upon the recommendation of our Compensation Committee, our Board adopted the Second Amendment (the “Second Amendment”) to the 2022 Plan, subject to stockholder approval. On March 17, 2025, at a Special Meeting of the stockholders of the Company, the stockholders of the Company approved the Second Amendment. The 2022 Plan, as amended by the First Amendment and Second Amendment, is hereinafter referred to as the “2022 Plan.”

The share reserve under the 2022 Plan has been significantly depleted through awards made thereunder, the Company’s 1-for-15 reverse stock split of the Company’s outstanding common stock effective on October 16, 2024, and is expected to be further depleted as a result of the Reverse Stock Split. If our stockholders do not approve an increase in the share reserve under the 2022 Plan, we estimate that we will not have sufficient shares to cover equity award grants for 2026 or beyond, and we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees and directors.

Consequently, on November 4, 2026, upon the recommendation of our Compensation Committee, our Board adopted the Third Amendment (the “Amendment”) to the 2022 Plan, subject to stockholder approval. The 2022 Plan, as amended by the Amendment, is hereinafter referred to as the “Amended Plan.”

The Amendment makes the following key change to the 2022 Plan:

●	Provide that the initial aggregate number of shares of common stock that may be issued pursuant to awards under the 2022 Plan shall equal 15,000,000 initially (compared to 11,588,880 currently, as a result of prior automatic increases), and shall be subject to a one-time adjustment to 10,000,000 shares, immediately following the Reverse Stock Split (regardless of what reverse split ratio is approved for the Reverse Stock Split), subject to Automatic Increases (as defined below).

●	Provide that the aggregate number of shares of common stock available for awards under the 2022 Plan will automatically increase on April 1st of each year for a period of six years commencing on April 1, 2027 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year; and (B) 2,000,000 shares of common stock (the “Automatic Increases”), immediately following the Reverse Stock Split (regardless of what reverse split ratio is approved for the Reverse Stock Split); provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock.

●	Increase the maximum number of shares of common stock to be issued under the 2022 Plan, and the maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan, to 26,000,000 shares, immediately following the Reverse Stock Split (regardless of what reverse split ratio is approved for the Reverse Stock Split).

If stockholders do not approve this Proposal 3, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the 2022 Plan, and the 2022 Plan will continue as in effect prior to the Amendment, subject to previously authorized share limits.

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A copy of the Amendment is attached as Appendix B to this Proxy Statement. Other than the limited amendments described herein, we are not making other changes to the 2022 Plan.

In the event that the Reverse Stock Split is not approved by stockholders at the Annual Meeting or the Company does not move forward with the Reverse Stock Split prior to December 30, 2027, only the initial increase to 15,000,000 shares available under the 2022 Plan will be effective, and the 2022 Plan will otherwise continue to be governed by its current terms, including current automatic increases in the number of shares available for awards under the 2022 Plan.

The Amendment will increase the shares available for equity awards following the Reverse Stock Split and may result in substantial dilution to existing stockholders

The Amendment will establish an initial aggregate reserve of 15,000,000 shares of common stock for awards under the 2022 Plan immediately following the Reverse Stock Split, regardless of the reverse split ratio implemented. The Amendment will also provide for automatic annual increases beginning April 1, 2027 and continuing through April 1, 2032, each equal to the lesser of (i) 10% of our outstanding shares of common stock as of the last day of the immediately preceding fiscal year and (ii) 2,000,000 shares, unless our Board determines before the applicable increase date to provide for a smaller increase. The Amendment will establish an overall maximum of 22,000,000 shares issuable under the 2022 Plan and a corresponding maximum of 26,000,000 shares issuable upon exercise of incentive stock options. These share amounts are expressed on a post-Reverse Stock Split basis. On a pre-Reverse Stock Basis, assuming the maximum Reverse Stock Split ratio that may be approved by the Board of Directors, the initial shares available under the 2022 Plan immediately following the Reverse Stock Split would total 250,000,000 shares of common stock (based on pre-Reverse Stock Split shares outstanding), each yearly increase would total 50,000,000 shares of common stock (based on pre-Reverse Stock Split shares outstanding), and the 22,000,000 maximum number of shares available for awards under the 2022 Plan immediately following the Reverse Stock Split would total 550,000,000 shares of common stock (based on pre-Reverse Stock Split shares outstanding).

Because the initial reserve and specified share limits will apply regardless of the reverse split ratio implemented, they will not be proportionately reduced by the Reverse Stock Split. Consequently, a higher reverse split ratio will cause the initial reserve and fixed share limits to represent a greater percentage of our outstanding common stock immediately following the Reverse Stock Split, increasing the potential dilution to existing stockholders. The Automatic Increases may further expand the shares available for future awards without an additional stockholder vote.

Although approval of the Amendment and reservation of shares will not themselves dilute stockholders, subsequent issuances under the 2022 Plan will reduce existing stockholders’ percentage ownership and relative voting power and may dilute earnings per share, if any. Shares issued under the 2022 Plan, or the perception that such sales may occur, could also adversely affect the market price of our common stock. The extent of any dilution will depend on the reverse split ratio implemented, the Automatic Increases, the awards granted and settled or exercised, and our outstanding shares at the time of issuance.

Background and Purpose of the Amended Plan

The Compensation Committee and the Board are asking the Company’s stockholders to approve the Amendment because the Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders to provide, through the Amended Plan, a comprehensive equity and long-term compensation program designed to enable the Company to attract, retain, and reward employees, non-employee directors, and other persons providing services to the Company. The Compensation Committee and the Board also believe that long-term equity compensation is essential to link executive compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for management. Since our equity awards generally vest over several years (subject to certain exceptions), the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates management to think and act like owners, rewarding them when value is created for stockholders.

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The Amended Plan provides for a broad range of awards to enable the Company to respond to market trends and to structure incentives to align to its business goals. In particular, the Amended Plan authorizes awards under the 2022 Plan in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents, as discussed in greater detail below.

The following table illustrates the increase in the initial aggregate share reserve under the 2022 Plan at various Reverse Stock Split ratios. The table assumes that, immediately after the Reverse Stock Split, the aggregate share reserve under the 2022 Plan is 10,000,000 shares on a post-Reverse Stock Split basis and [●] shares of common stock are outstanding on a fully diluted basis. Pre-Reverse Stock Split equivalents are presented to permit comparison on a consistent basis.

Reverse Stock Split Ratio	Initial Plan Reserve Following Reverse Stock Split	Equivalent Number of Pre-Reverse Stock Split Shares	Percentage Increase Over Plan Reserve Immediately Following the Adoption of this Proposal¹	Initial Plan Reserve as a Percentage of Existing Fully Diluted Shares²
1-for-2	10,000,000	20,000,000	100%	[●]	%
1-for-10	10,000,000	100,000,000	900%	[●]	%
1-for-15	10,000,000	150,000,000	1,400%	[●]	%
1-for-20	10,000,000	200,000,000	1,900%	[●]	%
1-for-25	10,000,000	250,000,000	2,400%	[●]	%

¹ Calculated by dividing the pre-Reverse Stock Split equivalent of the initial reserve by the aggregate plan reserve following the Reverse Stock Split (10,000,000 shares), subtracting one, and multiplying by 100.

² Calculated by dividing the pre-Reverse Stock Split equivalent of the initial reserve by the [●] shares outstanding on a fully diluted basis immediately before the Reverse Stock Split and multiplying by 100. This percentage measures potential plan capacity relative to the existing fully diluted capitalization; it does not represent stockholders’ percentage ownership reduction following issuance.

The table excludes future Automatic Increases. Shares reserved under the 2022 Plan will not necessarily be issued, and reservation alone does not result in dilution.

Current Overview of Outstanding Equity Information

There are currently 11,588,880 shares available for awards under the Company’s 2022 Plan, of which 102,672 shares remain available for future awards.

In setting and recommending to stockholders the number of additional shares to authorize under the Amended Plan pursuant to the Amendment, the Compensation Committee and the Board considered the historical number of equity awards granted under the 2022 Plan, as well as the Company’s average burn rate for the preceding fiscal year.

When considering the number of additional shares to add to the 2022 Plan, the Compensation Committee and the Board reviewed, among other things, the potential dilution to the Company’s current stockholders as measured by burn rate, projected future share usage, and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2022 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 10,000,000 shares of common stock available for awards immediately following the Reverse Stock Split pursuant to the Amendment, and the shares automatically added to the 2022 Plan each year as a result of the Automatic Increases, in combination with the remaining authorized shares and shares added back to the 2022 Plan from forfeitures of awards granted under the 2022 Plan, are projected to satisfy the Company’s equity compensation needs for the next 5 years. In light of the factors considered by the Board and Compensation Committee, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board and Compensation Committee believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for officers, employees, and non-employee directors to increase the value of the Company for all stockholders. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Amended Plan while minimizing stockholder dilution.

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Summary of the Material Terms of the Amended Plan

The following is a summary of the principal features of the Amended Plan. This summary does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the Amended Plan, following the approval of the Amendment (included as Appendix B to this proxy statement).

General

The 2022 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board or Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board or Compensation Committee, in its discretion shall deem relevant.

Shares Available Under the 2022 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is currently the sum of (i) 11,588,880 shares (which will initially increase to 15,000,000 shares and then will be adjusted to 10,000,000 shares following the Reverse Stock Split if the Amendment is approved), and (ii) an automatic increase on April 1st of each year from April 1, 2027 through April 1, 2032, in an amount equal to the lesser of (x) ten percent (10%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (y) 2,000,000 shares of common stock which will remain at 2,000,000 shares following the Reverse Stock Split if the Amendment is approved; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “evergreen” provision. Notwithstanding the foregoing, no more than a total of 26,000,000 shares of common stock (or awards) may be issued or granted under the 2022 Plan in aggregate (which will remain 26,000,000 following the Reverse Stock Split if the Amendment is approved), and no more than 26,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options (which will remain 26,000,000 following the Reverse Stock Split if the Amendment is approved).

If an award granted under the 2022 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2022 Plan. As a result, the shares available for granting future awards under the 2022 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2022 Plan in connection with awards previously granted under such 2022 Plan will again be available for awards under the 2022 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was paid in cash or any portion thereof that was forfeited or cancelled without the delivery of shares will again be available for awards, including, but not limited to shares forfeited to pay any exercise price or tax obligation.

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In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2022 Plan.

The shares available for awards under the 2022 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2022 Plan. The 2022 Plan is administered by either (a) the entire Board of Directors of the Company, or (b) the Compensation Committee; or (c) as determined from time to time by the Board of Directors (the “Administrator”). Subject to the terms of the 2022 Plan, the Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2022 Plan, including the period of their exercisability and vesting. The Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2022 Plan.

The Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

On or after the date of grant of an award under the 2022 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code (the “Code”).

Eligibility

All of our employees (including our affiliates), non-employee directors and consultants are eligible to participate in the 2022 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2022 Plan only to our employees (including our affiliates).

No awards are issuable by the Company under the 2022 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Limit on Non-Employee Director Compensation

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000, or $1,000,000 in the first year such non-employee director is appointed to the Board, or in the case of any non-employee chairperson of the Board, in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

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Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.0001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2022 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2022 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2022 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator.

Incentive stock options granted under the 2022 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the 2022 Plan are not intended to qualify as incentive stock options under the Code.

The Administrator may impose limitations on the transferability of stock options granted under the 2022 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2022 Plan other than by will or the laws of descent and distribution or, subject to approval by the Administrator, pursuant to a domestic relations order. However, the Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.

Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the optionholder, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or the immediate sale of shares acquired upon exercise of the option is prohibited by our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our common stock previously owned by the optionholder; (iv) a net exercise of the option (to the extent allowed); or (v) other legal consideration approved by the administrator.

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Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term “cause” is defined in the 2022 Plan to mean any event which would qualify as cause for termination under the participant’s employment agreement with the Company, or, if there is no such employment agreement, any of the following (i) the recipient’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the recipient’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the recipient’s failure to perform the recipient’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the recipient by the Company; (iv) the recipient’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the recipient’s material violation of any provision of any agreement(s) between the recipient and the Company relating to noncompetition, non-solicitation, nondisclosure and/or assignment of inventions.

Restricted Stock Unit Awards

Restricted stock unit (RSU) awards are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2022 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment as determined by our Board of Directors and specified in the stock appreciation right agreement.

The administrator determines the term of stock appreciation rights granted under our 2022 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. In no event may a stock appreciation right be exercised beyond the expiration of its term.

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Performance Awards

Our 2022 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

The performance goals may be based on any measure of performance selected by our Board of Directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our Board of Directors at the time the performance award is granted, our Board of Directors will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Other Stock Awards

The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, or otherwise agreed to by the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under our 2022 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of incentive stock options, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards. Notwithstanding the above, no adjustment will be made to the shares available for awards under 2022 Plan as a result of the Reverse Stock Split, as discussed above.

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Corporate Transactions

In the event of a corporate transaction (as defined in the 2022 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant, any stock awards outstanding under our 2022 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our common stock.

Change in Control

Stock awards granted under our 2022 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2022 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

The Administrator has the right to effect, at any time and from time to time, subject to the consent of any participant whose award is materially impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding option or stock appreciation right (SAR); (2) the cancellation of any outstanding option or SAR and the grant in substitution therefor of (A) a new option, SAR, restricted stock award, RSU award or other award, under the 2022 Plan or another equity plan of the Company, covering the same or a different number of shares of common stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

Duration; Termination of the 2022 Plan

Our Board of Directors has the authority to amend, suspend, or terminate our 2022 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopted our 2022 Plan (August 31, 2032). No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

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Clawbacks

On October 26, 2023, the Board of Directors of the Company approved the adoption of a Policy for the Recovery of Erroneously Awarded Incentive Based Compensation (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the Securities and Exchange Commission under Section 10D and Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Awards under the 2022 Plan are subject, to the extent held by Covered Officers, and to the extent falling within the Clawback Policy, to clawback pursuant to the terms of the Clawback Policy.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the 2022 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

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The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the employee’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

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Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, performance shares, or other stock or cash-based award. At the time the employee receives the payment for the stock appreciation right, performance shares, or other stock or cash-based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Amended Plan.

The exercisability of a stock option or a stock appreciation right, the payment of a performance share or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Awards planned under the 2022 Plan

There are no current plans to issue any awards under the 2022 Plan at this time.

Vote Required

This proposal to approve the Equity Play Proposal requires approval by the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting, to be approved.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 3, the approval and adoption of the Equity Plan Proposal.

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PROPOSAL 4
RATIFICATION OF APPOINTMENT OF AUDITORS

General

Turner, Stone & Company, L.L.P., Dallas, Texas, PCAOB Auditor ID 76, has served as the independent registered public accounting firm for the Company for the fiscal years ended December 31, 2024 and 2025, and the Audit Committee has engaged Turner as the Company’s independent registered public accounting firm for the year ended December 31, 2026, and the Board recommends that the stockholders vote to ratify such appointments for 2025 and 2026.

The Company does not anticipate a representative from Turner to be present at the annual stockholders meeting. In the event that a representative of Turner is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

The following table sets forth the fees billed by our principal independent accountant, Turner, Stone & Company, L.L.P., for the year ended December 31, 2025, and 2024, for the categories of services indicated.

	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit Fees	$163,400	$87,200
Audit Related Fees		$-
Tax Fees		$-
All Other Fees		-
Total	$163,400	$87,200

Audit fees. Consists of fees billed for the audit of our annual financial statements and review of our interim financial information and services that are normally provided by the accountant in connection with year-end and quarter-end statutory and regulatory filings or engagements.

Audit-related fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”, review of our Forms 8-K filings and services that are normally provided by the accountant in connection with non-year-end statutory and regulatory filings or engagements.

Tax fees. Consists of professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

Other fees. Other services provided by our accountants.

Pre-Approval Policies

It is the policy of our board of directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our board of directors. Our board of directors pre-approved all services, audit and non-audit, provided to us by Turner for the years ended December 31, 2025, and 2024.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Turner to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Turner as our independent auditor for the years ended December 31, 2025 and 2026. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Turner as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “Against” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of Turner.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

Board Recommendation

The Board recommends that you vote “FOR” Proposal 4, the Auditor Proposal.

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PROPOSAL 5
ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES

General

We are asking you to approve a proposal to adjourn the Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to approve proposals 2 through 4 (collectively, the “Other Proposals”) at the time of the Meeting (the “Adjournment Proposal”). We intend to move to adjourn the Annual Meeting to enable our Board to solicit additional proxies for approval of the Other Proposals if, at the Meeting, the number of shares present in person or by proxy and voting in favor of the Other Proposals is insufficient to approve the Other Proposals. If stockholders approve the Adjournment Proposal, we could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Other Proposals.

Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Other Proposals, such that the Other Proposals would be defeated, we could adjourn the Meeting without a vote on the proposal and seek to convince the holders of those shares to change their votes to vote in favor of adoption of the Other Proposals. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

If, after the adjournment, a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

Notwithstanding the approval or non-approval of this Proposal 5, pursuant to our Bylaws, (A) the Board of Directors, without a vote of the stockholders, may postpone, reschedule, or cancel any previously scheduled Annual Meeting of the stockholders called by the Board of Directors or management (but not by the stockholders); or (B) the holders of a majority of the voting power of all shares of stock entitled to vote who are present, in person or by proxy, or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting to another place, date or time.

Vote Required

Proposal 5 requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, Proposal 5, at the Annual Meeting, to be approved.

Board Recommendation

The Board recommends unanimously that stockholders vote “FOR” the approval to adjourn the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the Other Proposals.

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OTHER MATTERS

Proposals for 2027 Annual Meeting of Stockholders and 2027 Proxy Materials

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2025 annual meeting of stockholders, it must be received by our Secretary by no later than [●], 2027, unless the date of the 2027 annual meeting of stockholders is more than 30 days before or after December 30, 2027, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2027 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between [●], 2027 and the close of business on [●], 2027, for the 2027 annual meeting of stockholders. In the event that the 2027 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2026 annual meeting, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the annual meeting of stockholders and no later than the later of (i) the 90th day prior to the 2027 annual meeting of stockholders and (ii) the tenth day following the day on which we publicly announce the date of the 2027 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248.

In addition to satisfying the deadlines in the advance notice provisions of our Amended and Restated Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2027 annual meeting must notify our Secretary in writing not later than [●], 2027 and comply with the other requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: Mangoceuticals, Inc., 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248, attention: Secretary.

The chairman of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Amended and Restated Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2027 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2027 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

Annual Report

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Mangoceuticals, Inc., 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

74

Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our 2025 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet, www.mangorx.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248.

Other Matters to be Presented at the Annual Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

The Board has established a process for stockholders to send communications to our Board or any individual director. Stockholders may send written communications to the Board or any director to Mangoceuticals, Inc:

Mangoceuticals, Inc.

Attn: Investor Relations

17130 N. Dallas Parkway, Suite 240 | Dallas, Texas 75248

WHERE YOU CAN FIND MORE INFORMATION;
INCORPORATION OF INFORMATION BY REFERENCE

We file annual, quarterly, and current reports, Proxy Statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information) are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, page of our website at www.mangorx.com. The web addresses of the SEC and the Company have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this Proxy Statement.

You may also obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

Mangoceuticals, Inc.

Attn: Investor Relations

17130 N. Dallas Parkway, Suite 240

Dallas, Texas 75248

Phone: (214) 242-9619

75

Appendix A

Form 424 (Revised 09/26) Secretary of State P.O. Box 13697 Austin, TX 78711-3697 Filing Fee: See instructions	Certificate of Amendment	This space reserved for office use.

Entity Information

The name of the filing entity is:

Mangoceuticals, Inc.

State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.

The filing entity is a: (Select the appropriate entity type below.)

☒ For-profit Corporation	☐ Professional Corporation
☐ Nonprofit Corporation	☐ Professional Limited Liability Company
☐ Cooperative Association	☐ Professional Association
☐ Limited Liability Company	☐ Limited Partnership

The file number issued to the filing entity by the secretary of state is:	0804264096

The date of formation of the entity is:	10/07/2021

Amendments

1. Amended Name

(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)

The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:

The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

Registered Agent (Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name		Suffix

The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.

C. The business address of the registered agent and the registered office address is:

TX
Street Address (No P.O. Box)		City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions

Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

☐ Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:

☒ Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:

A new paragraph shall be added to the end of Article 6 - Authorized Shares, which shall read as follows:

“Reverse Stock Split of Outstanding Common Stock. Upon the Certificate of Amendment which was filed to include this paragraph of Article 6 becoming effective pursuant to the Texas Business Organizations Code (the “Effective Time”), each [2 to 25, depending on the final ratio approved by the Board of Directors] shares of Common Stock, either issued and outstanding or held by the corporation as treasury stock, in each case immediately prior to the Effective Time (the “Old Common Stock”), shall be automatically reclassified as and converted into one share of Common Stock (the “New Common Stock”).

Notwithstanding the immediately preceding paragraph, the Corporation shall not be required to issue or deliver any fractional shares of New Common Stock. At the Effective Time any such fractional interest in such shares of New Common Stock shall be [converted into the right to receive, an amount in cash, without interest, determined by multiplying (i) the closing sale price of the Common Stock (on a post-reverse-split basis as adjusted for the amendment effected hereby) on the trading day immediately prior to the Effective Time as reported on the Nasdaq Capital Market, by (ii) such fractional share interest to which the holder would otherwise be entitled]/[rounded up to the next whole share]. Shares of Common Stock that were outstanding prior to the Effective Time and that are not outstanding after the Effective Time shall resume the status of authorized but unissued shares of Common Stock.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive [cash]/[whole shares] in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any [cash]/[whole share] in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.

The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock (except to the extent such reverse stock split results in an adjustment to the conversion ratios thereof), or the par value thereof as set forth above in the preceding paragraphs.”

☐ Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

Effectiveness of Filing (Select either A, B, or C.)

A. ☐ This document becomes effective when the document is filed by the secretary of state.

B. ☒ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is: _________________________________________________________

C. ☐ This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is: ____________________________________________________

The following event or fact will cause the document to take effect in the manner described below:

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date:
By:

Signature of authorized person

Printed or typed name of authorized person (see instructions)

Appendix B

THIRD AMENDMENT TO
MANGOCEUTICALS, INC.
2022 EQUITY INCENTIVE PLAN

This Third Amendment (this “Third Amendment”) to the Mangoceuticals, Inc. 2022 Equity Incentive Plan, as previously amended (the “2022 Plan”), is made and adopted by the Board of Directors of Mangoceuticals, Inc., a Texas corporation (the “Company”), on November 4, 2026, effective, subject to the conditions set forth herein, as of the date approved by stockholders of the Company at the Company’s combined 2025/2026 Annual Meeting of Stockholders, including any adjournment or postponement thereof (the “Annual Meeting” and such approval date, the “Third Amendment Date”).

Capitalized terms used in this Third Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the 2022 Plan.

RECITALS

A. The Company currently maintains the 2022 Plan.

B. The Board believes it is in the best interests of the Company and its stockholders to amend the 2022 Plan to increase the initial share reserve to 15,000,000 shares and, contingent upon the approval and implementation of the Reverse Stock Split described below, make certain one-time adjustments to reset the initial share reserve to 10,000,000 shares on a post-split basis, revise the automatic annual increases, and establish the aggregate share limit and the aggregate Incentive Stock Option limit on a post-split basis, as set forth herein.

AMENDMENT

The 2022 Plan is hereby amended as follows:

1. Initial Increase to Share Reserve. Effective as of the Third Amendment Date, Section 2(a) of the 2022 Plan is hereby deleted and replaced in its entirety with the following:

“(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the initial aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 15,000,000 shares. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on April 1st of each year for a period of six years commencing on April 1, 2027 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 2,000,000 shares of Common Stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock. In no event may more than 26,000,000 total shares of Common Stock (or Awards) be issued under this Plan, subject to any adjustments as necessary to implement any Capitalization Adjustments.”

Except as expressly provided in this Section 1, the remaining provisions of Section 2(a), including the existing automatic annual increases and the terms governing such increases, and Section 2(b) shall remain unchanged unless and until the amendments set forth in Sections 3 and 4 below become effective.

2. Reverse Stock Split Condition. For purposes of this Third Amendment, the “Reverse Stock Split” means the reverse stock split of the Company’s outstanding Common Stock submitted for stockholder approval at the Annual Meeting, at the ratio selected by the Board pursuant to such approval, and the “Reverse Stock Split Effective Time” means the effective time of that Reverse Stock Split. The amendments in Sections 3 and 4 below shall become effective only upon, and immediately following, the Reverse Stock Split Effective Time, and only if both this Third Amendment and the Reverse Stock Split are approved by stockholders at the Annual Meeting and the Company implements the Reverse Stock Split pursuant to that approval, prior to the one year anniversary of the date of the Annual Meeting.

3. Contingent Amendment to Section 2(a). Subject to Section 2 above, immediately following the Reverse Stock Split Effective Time, Section 2(a) of the 2022 Plan, as amended by Section 1 above, shall be deleted and replaced in its entirety with the following:

“(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments occurring after the Reverse Stock Split Effective Time, the initial aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 10,000,000 shares, determined immediately following the Reverse Stock Split Effective Time and without reduction or other adjustment on account of the Reverse Stock Split, regardless of the reverse stock split ratio implemented.

In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments occurring after the Reverse Stock Split Effective Time, such aggregate number of shares of Common Stock will automatically increase on April 1st of each year for a period of six years commencing on April 1, 2027 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) 2,000,000 shares of Common Stock (the “Automatic Increases”); provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock, including zero. The 2,000,000-share limit is stated on a post-Reverse Stock Split basis and shall not be reduced or otherwise adjusted on account of the Reverse Stock Split, regardless of the reverse stock split ratio implemented. If an Evergreen Measurement Date precedes the Reverse Stock Split Effective Time, the outstanding share count as of that date shall be proportionately adjusted to reflect the Reverse Stock Split for purposes of calculating the applicable Automatic Increase.

In no event may more than 26,000,000 total shares of Common Stock be issued under this Plan, subject to any adjustments as necessary to implement any Capitalization Adjustments occurring after the Reverse Stock Split Effective Time. Such 26,000,000-share limit is determined immediately following the Reverse Stock Split Effective Time and shall not be reduced or otherwise adjusted on account of the Reverse Stock Split, regardless of the reverse stock split ratio implemented.

For the avoidance of doubt, the 10,000,000-share initial reserve is an aggregate reserve under the Plan, and not an additional reserve for future Awards. Shares previously issued pursuant to Awards and shares subject to outstanding Awards shall continue to be counted against the applicable Plan reserve in accordance with the Plan, in each case after giving effect to applicable adjustments for the Reverse Stock Split. The Automatic Increases set forth above replace, and do not supplement, the automatic annual increase provisions previously in effect under this Section 2(a).

For purposes of this Plan, the “Reverse Stock Split” means the reverse stock split of the Company’s outstanding Common Stock submitted for stockholder approval at the Company’s combined 2025/2026 Annual Meeting of Stockholders, including any adjournment or postponement thereof, at the ratio selected by the Board pursuant to such approval, and the “Reverse Stock Split Effective Time” means the effective time of that Reverse Stock Split.”

4. Contingent Amendment to Section 2(b). Subject to Section 2 above, immediately following the Reverse Stock Split Effective Time, Section 2(b) of the 2022 Plan shall be deleted and replaced in its entirety with the following:

“(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments occurring after the Reverse Stock Split Effective Time, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 26,000,000 shares. Such limit is determined immediately following the Reverse Stock Split Effective Time and shall not be reduced or otherwise adjusted on account of the Reverse Stock Split, regardless of the reverse stock split ratio implemented.”

5. Effect if Reverse Stock Split Is Not Implemented. If the Reverse Stock Split is not approved by stockholders at the Annual Meeting, or if the Company does not implement the Reverse Stock Split pursuant to that approval prior to the one year anniversary of the Annual Meeting, Sections 3 and 4 of this Third Amendment shall not become effective. In that event, assuming stockholder approval of this Third Amendment, only the initial increase to 15,000,000 shares provided in Section 1 above shall become effective, and the 2022 Plan shall otherwise continue to be governed by its existing terms, including its existing automatic annual increase provisions. Approval of the Reverse Stock Split shall not obligate the Company or the Board to implement it.

6. Outstanding Awards and Subsequent Adjustments. Nothing in this Third Amendment shall prevent or modify any adjustment to outstanding Awards, including the number of shares subject thereto and any applicable exercise or purchase price, required by the 2022 Plan or applicable Award Agreements in connection with the Reverse Stock Split. The exceptions to adjustment in Sections 3 and 4 above apply only to the Reverse Stock Split approved at the Annual Meeting and do not exempt the Plan’s share reserve or limits from adjustments otherwise required in connection with subsequent Capitalization Adjustments.

7. Incorporation. This Third Amendment shall be and, as of the Third Amendment Date, is hereby incorporated in and forms a part of the 2022 Plan, subject to the contingent effectiveness of Sections 3 and 4 as provided herein.

8. Continuing Effect. Except as expressly provided herein, all terms and conditions of the 2022 Plan shall remain in full force and effect. If this Third Amendment is not approved by stockholders at the Annual Meeting, no provision of this Third Amendment shall become effective.

ClearTrust, LLC - Proxy Agent
2420 Brunello Trace
Lutz, FL 33558

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET:
- Go to: www.cleartrustonline.com/mgrx
- Have your Proxy Card ready
- Follow the simple instructions to record your vote

MAIL
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

PHONE:
- Call 1-813-235-4490
- Have your Proxy Card ready
- Request to vote your proxy.

FOR YOUR VOTE TO COUNT, YOU MUST VOTE BEFORE THE POLLS CLOSE ON THE DAY OF THE MEETING.

ANNUAL MEETING OF STOCKHOLDERS

MANGOCEUTICALS, INC.

CONTROL NUMBER:

DATE: **TBD**
TIME: **12 PM Central Time**
LOCATION: **17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248**

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jacob D. Cohen (the "Named Proxy") as proxy for the undersigned, with full power of substitution and resubstitution, and authorizes him, and each substitute named proxy, to vote all the shares of common stock of Mangoceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. I/we hereby revoke all proxies previously given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In his discretion, the Named Proxy is authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxy cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above.

Continued and to be signed on the reverse side